UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10487

Hotchkis & Wiley Funds

(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Name and address of agent for service)

Copy to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, IL 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2022

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2021

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	36
VALUE OPPORTUNITIES FUND	42
HIGH YIELD FUND	45
STATEMENTS OF ASSETS & LIABILITIES	53
STATEMENTS OF OPERATIONS	55
STATEMENTS OF CHANGES IN NET ASSETS	57
FINANCIAL HIGHLIGHTS	62
NOTES TO THE FINANCIAL STATEMENTS	67
FUND EXPENSE EXAMPLES	81
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2021.

OVERVIEW

In the six-month period ended December 31, 2021, the S&P 500® Index returned +11.7%, the MSCI World Index returned +7.8%, and the ICE BofAML U.S. High Yield Index returned +1.6%. The economic backdrop has been decidedly positive, though marginally less so as the year progressed. The U.S. unemployment rate recently declined to 4.2%, its lowest level since the pandemic began. U.S. consumer prices rose at the fastest pace in 40 years, and inflation in most other regions has increased significantly also. This was fueled by a combination of strong demand for goods and labor, with shortages of both. Inflationary pressures appear to be more enduring than many pundits originally believed, particularly due to the tight labor market. The FOMC acknowledged inflation risk in its most recent meeting by taking a more hawkish tone. It signaled an acceleration of its tapering program, and perhaps even a rate hike in the reasonably near future. Earlier in the year, this compromised high flying growth stocks and favored value. We would expect more of this dynamic in 2022, perhaps contingent on pandemic developments. While increased inflation poses risk, higher quality businesses with superior pricing power should be better insulated from these pressures.

The pandemic's direction has influenced capital markets significantly: decreases in new COVID cases have coincided with higher interest rates across the globe and value outperforming growth, while increases in new cases have coincided with the opposite. Neither inflation nor the pandemic, however, appeared to thwart corporate earnings. Companies were able to defend profit margins despite rising input prices.

There are parallels between today's equity market and the tech bubble beyond the near-record divergence in value/growth valuations. The 2021 IPO market, if SPACs are included, reached levels not observed since the tech bubble. Also, the concentration of today's equity market is even more extreme than it was then. For example, the S&P 500® Index's information technology weight peaked at more than 24% in the early 2000s before retreating to about half that less than three years later. Today, the information technology sector comprises 29% of the S&P 500® Index, and a remarkable 40% if you include Google, Amazon, Facebook, and Netflix, which fall outside of the information technology GICS® sector1. There are notable differences, however, between the market of today and the early 2000s. For example, we have lower interest rates, less personal and corporate debt, and more government debt. Nonetheless, large segments of today's equity market exhibit valuations that seem unjustifiable given the lack of underlying profitability. Like the tech bubble period, we view the risks in these corners of the market as amazingly high.

The high yield default rate in 2021 was 0.3% including distressed exchanges, which is its lowest level ever. The market appears to believe defaults will remain subdued, as bonds trading at distressed levels are nearly non-existent. Rating agency upgrades outpaced downgrades at a record pace. The ratio of upgrades to downgrades was 3.2 to 1 based on par value and 2.3 to 1 based on the number of issues — both are records. We continue to focus on credits with attractive asset coverage, often in the more senior parts of the capital structure. We will also continue to make the most of our research advantage in small and mid cap credits, which provides us a yield/spread advantage relative to the market without assuming unnecessary risk.

Having endured many different market cycles in the past serves as invaluable learning experience as we look forward across all our strategies. We will not be tempted to change our approach because our style goes through stints of being out of favor, or due to a fear of missing out. We believe that continuous learning and improvement are essential traits of investment success. An unwavering adherence to our core competency is also essential — purchasing quality businesses, with strong balance sheets and astute corporate governance, at considerable discounts to intrinsic value.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 4.38% for the six months ended December 31, 2021 compared to the Russell 1000® Value Index return of 6.93%.

Large value lagged large growth in the period, which was a stylistic headwind and a considerable driver of the Fund's underperformance in the period. Stock selection in industrials, consumer discretionary, and financials, along with the lack of exposure to real estate, hurt relative performance. Positive stock selection in information technology, communication services, and energy helped relative performance. The largest individual detractors in the period were Citigroup, General Electric, Discovery, Magna International, and Hess; the largest positive contributors were AIG, Microsoft, F5, Marathon Oil, and APA Corp.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 3.41% for the six months ended December 31, 2021 compared to the Russell 1000® Value Index return of 6.93%.

The Fund lagged the Russell 1000® Value index in the period, largely driven by the value focused approach being out of favor — growth outperformed value by a considerable margin. Stock selection in industrials and consumer discretionary, along with the underweight exposure to real estate hurt. Positive stock selection in information technology, along with the underweight exposure to communication services and overweight exposure to financials helped. The largest individual detractors in the period were Citigroup, General Electric, Discovery, Magna International, and Hess; the largest positive contributors were AIG, F5, Anthem, APA Corp., and Marathon Oil.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 6.20% for the six months ended December 31, 2021 compared to the Russell Midcap® Value Index return of 7.44%.

1 Google (aka Alphabet) and Facebook (aka Meta Platforms) are in communication services, Amazon and Tesla are in consumer discretionary.

Stock selection in information technology, financials, and consumer discretionary detracted from performance and led underperformance in the period. The large underweight exposure to real estate also hurt, as this was the best-performing index sector over the six months. Positive stock selection in industrials, energy, and utilities helped relative performance along with the overweight position in financials. The largest individual detractors in the period were ODP Corp., Discovery, CommScope, NexTier Oilfield Solutions, and Magna International; the largest positive contributors were Fluor, Capricorn Energy (formerly Cairn Energy), APA Corp., AIG, and Vistra.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 5.54% for the six months ended December 31, 2021 compared to the Russell 2000® Value Index return of 1.24%.

The Fund's outperformance over the six-month period was driven by positive stock selection. Stock selection was most positive in communication services, industrials, energy, and health care. The underweight position in health care also helped. The underweight and stock selection in real estate, along with stock selection in information technology and financials detracted from performance over the six months. The largest positive contributors in the period were Stagwell, Triple-S Management, Fluor, AMERCO, and KBR; the largest detractors were Seritage Growth Properties, Telos, Armstrong Flooring, ODP Corp., and Hanger.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 4.44% for the six months ended December 31, 2021 compared to the Russell 2000® Value Index return of 1.24%.

The Fund outperformed the index in the six-month period. The overweight and positive stock selection in financials was the largest contributor. The underweight allocation to communication services and health care also helped. The underweight exposure to real estate, the index's best performing sector in the period, hurt relative performance. Stock selection in health care also detracted from relative performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 4.39% for the six months ended December 31, 2021 compared to the MSCI World Index return of 7.76%.

The Fund underperformed the MSCI World Index in the six-month period ended December 31, 2021. The value-focused approach hurt performance relative to the broad benchmark as global growth stocks outperformed global value stocks. From a sector perspective, stock selection in consumer discretionary, industrials, and information technology hurt relative performance in the period. The underweight allocation to information technology and overweight allocation to industrials also hurt. Positive stock selection in financials and health care, and the underweight exposure to communication services helped relative performance. The largest detractors to performance in the period were GE, Citigroup, Discovery, Euronet Worldwide, and Credit Suisse; the largest positive contributors were F5, AIG, Anthem, CVS Health, and Tokio Marine.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 2.12% for the six months ended December 31, 2021 compared to the MSCI World ex-USA Index return of 2.46%.

The Fund underperformed the MSCI World ex-USA Index by a modest magnitude in the period, largely due to its value focused investment approach — international growth stocks outperformed international value stocks in the period. Stock selection in consumer discretionary, health care, information technology and consumer staples detracted from performance in the period. The overweight and positive stock selection in financials helped relative returns, along with the overweight position in energy. The largest detractors to relative performance in the period were Accor, Royal Mail, Henkel, Subsea 7, and Ericsson; the largest positive contributors were UniCredit, Tokio Marine, CNH Industrial, Capricorn Energy (formerly Cairn Energy), and ABN AMRO.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 1.05% for the six months ended December 31, 2021 compared to the MSCI World ex-USA Small Cap Index return of 1.11%.

The Fund performed in line with the MSCI World ex-USA Small Cap Index in the six-month period. The value approach was a slight headwind in the period as international small value underperformed international small growth modestly. The overweight and positive stock selection in consumer discretionary, along with positive stock selection in consumer staples helped relative performance. The overweight and positive stock selection in energy also helped. Stock selection in materials and industrials, along with the underweight exposure to real estate detracted from relative performance in the period.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 6.94% for the six months ended December 31, 2021 compared to the Russell 3000® Value return of 6.54%.

Positive security selection drove the outperformance over the six month period. Security selection was particularly positive in information technology, health care, and communication services. Security selection in real estate, energy, and consumer discretionary detracted from performance, along with the overweight exposure to communication services. The largest positive contributors to relative performance were Triple-S Management, F5, Stagwell, Microsoft, and AMERCO; the largest detractors were GE, NOV, Inc., Discovery, Seritage Growth Properties, and Credit Suisse.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 1.74% for the six months ended December 31, 2021 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 1.67%.

The Fund slightly outperformed its benchmark over the six-month period. Positive credit selection in energy was the largest contributor to relative performance in the period by a wide margin. Positive credit selection in capital goods, health care, and utilities also helped. Credit selection in basic industry and retail hurt relative performance over the six months.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

Fund Information

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2021. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2021. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Market Disruption: The recent global coronavirus pandemic (COVID-19) has caused and continues to cause disruption in the global economy, unprecedented business and travel disruption and extreme fluctuations in global capital and financial markets. Hotchkis & Wiley Capital Management, LLC (the "Advisor") is unable to predict the consequences of the upheaval caused by COVID-19, which, depending on the severity and the length of the outbreak, has the potential to negatively impact the Advisor's investment strategies and reduce available investment opportunities.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2021, the Value Opportunities Fund held futures contracts, which resulted in realized gains and unrealized losses, and purchased put options, which resulted in unrealized losses.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	4.38%	32.47%	11.66%	13.46%	8.23%
Class A
Average annual total return (with sales charge)	–1.24%	25.18%	10.19%	12.57%	7.63%
Average annual total return (without sales charge)	4.25%	32.11%	11.39%	13.18%	7.96%
Class C
Average annual total return (with CDSC)	2.87%	30.18%	10.55%	12.33%	7.17%
Average annual total return (without CDSC)	3.87%	31.18%	10.55%	12.33%	7.17%
Russell 1000® Value Index††
Average annual total return	6.93%	25.16%	11.16%	12.97%	8.88%
Russell 1000® Index††
Average annual total return	10.01%	26.45%	18.43%	16.54%	11.23%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 1.03% for Class I shares, 1.24% for Class A shares and 1.97% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	3.41%	28.86%	11.08%	13.41%	9.36%
Class A
Average annual total return (with sales charge)	–2.15%	21.79%	9.61%	12.52%	8.94%
Average annual total return (without sales charge)	3.27%	28.54%	10.79%	13.13%	9.11%
Class C
Average annual total return (with CDSC)	1.91%	26.61%	10.00%	12.30%	8.29%
Average annual total return (without CDSC)	2.91%	27.61%	10.00%	12.30%	8.29%
Class Z
Average annual total return	3.47%	29.00%	11.14%	13.45%	9.37%
Russell 1000® Value Index††
Average annual total return	6.93%	25.16%	11.16%	12.97%	10.06%
Russell 1000® Index††
Average annual total return	10.01%	26.45%	18.43%	16.54%	10.78%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 0.98% for Class I shares, 1.18% for Class A shares, 1.92% for Class C shares and 0.84% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	6.20%	39.19%	6.56%	11.79%	11.31%
Class A
Average annual total return (with sales charge)	0.54%	31.65%	5.18%	10.93%	10.81%
Average annual total return (without sales charge)	6.12%	38.94%	6.32%	11.53%	11.05%
Class C
Average annual total return (with CDSC)	4.71%	36.86%	5.52%	10.69%	10.24%
Average annual total return (without CDSC)	5.71%	37.86%	5.52%	10.69%	10.24%
Class Z
Average annual total return	6.25%	39.37%	6.62%	11.82%	11.33%
Russell Midcap® Value Index††
Average annual total return	7.44%	28.34%	11.22%	13.44%	10.75%
Russell Midcap® Index††
Average annual total return	5.45%	22.58%	15.10%	14.91%	11.04%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 1.04% for Class I shares, 1.23% for Class A shares, 2.01% for Class C shares and 0.88% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	5.54%	35.54%	8.32%	12.64%	11.34%
Class A
Average annual total return (with sales charge)	–0.07%	28.21%	6.93%	11.77%	10.92%
Average annual total return (without sales charge)	5.46%	35.33%	8.09%	12.37%	11.09%
Class C
Average annual total return (with CDSC)	4.08%	33.33%	7.30%	11.54%	10.29%
Average annual total return (without CDSC)	5.08%	34.33%	7.30%	11.54%	10.29%
Class Z
Average annual total return	5.65%	35.81%	8.42%	12.68%	11.35%
Russell 2000® Value Index††
Average annual total return	1.24%	28.27%	9.07%	12.03%	11.00%
Russell 2000® Index††
Average annual total return	–2.31%	14.82%	12.02%	13.23%	10.17%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02: Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 1.07% for Class I shares, 1.25% for Class A shares, 1.99% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	4.44%	35.28%	10.18%	9.92%
Class A
Average annual total return (with sales charge)	–1.20%	27.78%	8.72%	8.86%
Average annual total return (without sales charge)	4.26%	34.91%	9.91%	9.64%
Class Z
Average annual total return	4.40%	35.37%	10.18%	9.92%
Russell 2000® Value Index††
Average annual total return	1.24%	28.27%	9.07%	8.79%
Russell 2000® Index††
Average annual total return	–2.31%	14.82%	12.02%	10.25%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 0.87% for Class I shares, 1.14% for Class A shares and 0.77% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	4.39%	26.67%	8.99%	9.91%
Class A
Average annual total return (with sales charge)	–1.19%	19.81%	7.53%	8.99%
Average annual total return (without sales charge)	4.29%	26.46%	8.71%	9.64%
MSCI World Index††
Average annual total return	7.76%	21.82%	15.03%	12.36%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 1.29% for Class I shares and 1.48% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	2.12%	18.14%	5.85%	6.72%
MSCI World ex-USA Index††
Average annual total return	2.46%	12.62%	9.63%	8.45%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 5.13% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Period ended December 31, 2021	Six Months	1 Year	Since 6/30/20*
Class I
Average annual total return	1.05%	16.44%	32.77%
MSCI World ex-USA Small Cap Index††
Average annual total return	1.11%	11.14%	27.44%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 4.27% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	6.94%	34.45%	12.51%	15.12%	12.85%
Class A
Average annual total return (with sales charge)	1.23%	27.06%	11.02%	14.22%	12.30%
Average annual total return (without sales charge)	6.83%	34.09%	12.22%	14.84%	12.61%
Class C
Average annual total return (with CDSC)	5.51%	32.14%	11.42%	13.99%	11.76%
Average annual total return (without CDSC)	6.44%	33.14%	11.42%	13.99%	11.76%
Class Z
Average annual total return	6.99%	34.57%	12.56%	15.15%	12.86%
Russell 3000® Value Index††
Average annual total return	6.54%	25.37%	11.00%	12.89%	9.81%
Russell 3000® Index††
Average annual total return	9.17%	25.66%	17.97%	16.30%	11.68%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 0.94% for Class I shares, 1.24% for Class A shares, 1.93% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2021	Six Months	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	1.74%	6.72%	4.88%	6.21%	8.88%
Class A
Average annual total return (with sales charge)	–2.20%	2.53%	3.79%	5.52%	8.21%
Average annual total return (without sales charge)	1.61%	6.52%	4.58%	5.92%	8.53%
Class C
Average annual total return (with CDSC)	0.23%	4.68%	3.84%	5.15%	7.80%
Average annual total return (without CDSC)	1.22%	5.68%	3.84%	5.15%	7.80%
Class Z
Average annual total return	1.78%	6.83%	4.95%	6.24%	8.91%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	1.67%	4.60%	6.04%	6.54%	9.32%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 27, 2021 is 0.75% for Class I shares, 0.97% for Class A shares, 1.71% for Class C shares and 0.65% for Class Z shares, respectively.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Wells Fargo & Company	4.76%
Citigroup, Inc.	4.70%
American International Group, Inc.	4.44%
General Electric Company	4.25%
Anthem, Inc.	3.53%
Marathon Oil Corp.	3.02%
General Motors Company	2.89%
Alphabet, Inc.	2.87%
PPL Corp.	2.62%
Microsoft Corp.	2.46%
COMMON STOCKS — 99.67%	Shares Held	Value
COMMUNICATION SERVICES — 9.06% Interactive Media & Services — 2.87%
Alphabet, Inc. (a)	990	$2,868,070
Media — 4.87%
Comcast Corp.	23,600	1,187,788
Discovery, Inc. (a)	83,300	1,907,570
News Corp.	57,000	1,271,670
Omnicom Group, Inc.	6,800	498,236
		4,865,264
Wireless Telecommunication Services — 1.32%
Vodafone Group PLC — ADR	87,763	1,310,301
TOTAL COMMUNICATION SERVICES		9,043,635
CONSUMER DISCRETIONARY — 7.07% Auto Components — 3.03%
Adient PLC (a)	8,974	429,675
The Goodyear Tire & Rubber Company (a)	20,600	439,192
Magna International, Inc.	26,600	2,153,004
		3,021,871
Automobiles — 3.32%
General Motors Company (a)	49,200	2,884,596
Harley-Davidson, Inc.	11,400	429,666
		3,314,262
Hotels, Restaurants & Leisure — 0.72%
Booking Holdings, Inc. (a)	300	719,769
TOTAL CONSUMER DISCRETIONARY		7,055,902
CONSUMER STAPLES — 2.51% Food Products — 0.98%
Mondelez International, Inc.	14,800	981,388
Personal Products — 1.53%
Unilever PLC — ADR	28,400	1,527,636
TOTAL CONSUMER STAPLES		2,509,024
	Shares Held	Value
ENERGY — 13.01% Energy Equipment & Services — 3.52%
Baker Hughes Company	27,400	$659,244
Halliburton Company	46,400	1,061,168
NOV, Inc.	80,300	1,088,065
Schlumberger NV	23,700	709,815
		3,518,292
Oil, Gas & Consumable Fuels — 9.49%
APA Corp.	65,200	1,753,228
Cenovus Energy, Inc.	42,800	525,584
Hess Corp.	23,900	1,769,317
Marathon Oil Corp.	183,400	3,011,428
Marathon Petroleum Corp.	8,122	519,727
Murphy Oil Corp.	11,900	310,709
Royal Dutch Shell PLC — ADR	36,562	1,586,791
		9,476,784
TOTAL ENERGY		12,995,076
FINANCIALS — 26.33% Banks — 11.88%
Bank of America Corp.	10,922	485,920
CIT Group, Inc.	14,400	739,296
Citigroup, Inc.	77,674	4,690,733
Citizens Financial Group, Inc.	25,400	1,200,150
Wells Fargo & Company	99,034	4,751,651
		11,867,750
Capital Markets — 5.27%
The Bank of New York Mellon Corp.	28,400	1,649,472
Credit Suisse Group AG — ADR	102,400	987,136
The Goldman Sachs Group, Inc.	4,150	1,587,583
State Street Corp.	11,100	1,032,300
		5,256,491

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Diversified Financial Services — 2.08%
Berkshire Hathaway, Inc. (a)	5,290	$1,581,710
Equitable Holdings, Inc.	15,100	495,129
		2,076,839
Insurance — 7.10%
American International Group, Inc.	78,000	4,435,080
The Hartford Financial Services Group, Inc.	17,200	1,187,488
The Travelers Companies, Inc.	9,400	1,470,442
		7,093,010
TOTAL FINANCIALS		26,294,090
HEALTH CARE — 13.75% Health Care Equipment & Supplies — 2.19%
Boston Scientific Corp. (a)	11,500	488,520
Medtronic PLC	10,182	1,053,328
Zimmer Biomet Holdings, Inc.	5,100	647,904
		2,189,752
Health Care Providers & Services — 8.65%
Anthem, Inc.	7,600	3,522,904
Centene Corp. (a)	17,400	1,433,760
CVS Health Corp.	13,300	1,372,028
HCA Healthcare, Inc.	2,600	667,992
Humana, Inc.	1,600	742,176
UnitedHealth Group, Inc.	1,800	903,852
		8,642,712
Pharmaceuticals — 2.91%
Bristol-Myers Squibb Company	9,800	611,030
GlaxoSmithKline PLC — ADR	32,600	1,437,660
Sanofi — ADR	17,000	851,700
		2,900,390
TOTAL HEALTH CARE		13,732,854
INDUSTRIALS — 12.09% Aerospace & Defense — 1.00%
Raytheon Technologies Corp.	11,600	998,296
Air Freight & Logistics — 2.23%
FedEx Corp.	8,600	2,224,304
Construction & Engineering — 0.30%
Fluor Corp. (a)	12,200	302,194
Industrial Conglomerates — 4.25%
General Electric Company	44,937	4,245,198
Machinery — 4.31%
CNH Industrial NV	103,100	2,003,233
Cummins, Inc.	5,800	1,265,212
PACCAR, Inc.	11,700	1,032,642
		4,301,087
TOTAL INDUSTRIALS		12,071,079
	Shares Held	Value
INFORMATION TECHNOLOGY — 12.28% Communications Equipment — 3.35%
F5, Inc. (a)	9,800	$2,398,158
Telefonaktiebolaget LM Ericsson — ADR	86,900	944,603
		3,342,761
Electronic Equipment, Instruments & Components — 2.56%
Corning, Inc.	35,800	1,332,834
TE Connectivity Ltd.	7,600	1,226,184
		2,559,018
IT Services — 0.62%
Cognizant Technology Solutions Corp.	7,000	621,040
Semiconductors & Semiconductor Equipment — 0.55%
Micron Technology, Inc.	5,900	549,585
Software — 4.08%
Microsoft Corp.	7,300	2,455,136
Oracle Corp.	18,600	1,622,106
		4,077,242
Technology Hardware, Storage & Peripherals — 1.12%
Hewlett Packard Enterprise Company	70,800	1,116,516
TOTAL INFORMATION TECHNOLOGY		12,266,162
MATERIALS — 0.40% Containers & Packaging — 0.40%
International Paper Company	8,600	404,028
TOTAL MATERIALS		404,028
UTILITIES — 3.17% Electric Utilities — 3.17%
PPL Corp.	87,200	2,621,232
The Southern Company	7,900	541,782
TOTAL UTILITIES		3,163,014
Total common stocks (Cost $78,190,378)		99,534,864
Total long-term investments (Cost $78,190,378)		99,534,864
SHORT-TERM INVESTMENTS — 0.28%	Principal Amount
Time Deposits — 0.28%
Bank of Montreal, 0.01%, 01/03/2022*	$282,917	282,917
Total short-term investments (Cost $282,917)		282,917
Total investments — 99.95% (Cost $78,473,295)		99,817,781
Other assets in excess of liabilities — 0.05%		50,542
Net assets — 100.00%		$99,868,323

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	4.75%
Wells Fargo & Company	4.75%
General Electric Company	4.54%
American International Group, Inc.	4.35%
Anthem, Inc.	3.76%
General Motors Company	3.37%
F5, Inc.	3.22%
Marathon Oil Corp.	3.08%
PPL Corp.	2.53%
Magna International, Inc.	2.37%
COMMON STOCKS — 97.99%	Shares Held	Value
COMMUNICATION SERVICES — 4.84% Media — 3.52%
Comcast Corp.	158,800	$7,992,404
Discovery, Inc. (a)	442,200	10,126,380
		18,118,784
Wireless Telecommunication Services — 1.32%
Vodafone Group PLC — ADR	455,044	6,793,807
TOTAL COMMUNICATION SERVICES		24,912,591
CONSUMER DISCRETIONARY — 7.36% Auto Components — 2.79%
Adient PLC (a)	44,891	2,149,381
Magna International, Inc.	150,700	12,197,658
		14,347,039
Automobiles — 3.78%
General Motors Company (a)	296,100	17,360,343
Harley-Davidson, Inc.	55,200	2,080,488
		19,440,831
Hotels, Restaurants & Leisure — 0.79%
Booking Holdings, Inc. (a)	1,700	4,078,691
TOTAL CONSUMER DISCRETIONARY		37,866,561
CONSUMER STAPLES — 2.50% Food Products — 0.94%
Mondelez International, Inc.	73,000	4,840,630
Personal Products — 1.56%
Unilever PLC — ADR	149,500	8,041,605
TOTAL CONSUMER STAPLES		12,882,235
ENERGY — 13.70% Energy Equipment & Services — 3.42%
Baker Hughes Company	126,400	3,041,184
Halliburton Company	156,000	3,567,720
NOV, Inc.	507,600	6,877,980
Schlumberger NV	137,700	4,124,115
		17,610,999
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.28%
APA Corp.	350,000	$9,411,500
Hess Corp.	131,700	9,749,751
Marathon Oil Corp.	966,700	15,873,214
Marathon Petroleum Corp.	39,993	2,559,152
Murphy Oil Corp.	87,470	2,283,842
Royal Dutch Shell PLC — ADR	210,472	9,134,485
Suncor Energy, Inc.	156,600	3,919,698
		52,931,642
TOTAL ENERGY		70,542,641
FINANCIALS — 26.93% Banks — 11.24%
Citigroup, Inc.	404,988	24,457,225
Citizens Financial Group, Inc.	189,700	8,963,325
Wells Fargo & Company	509,563	24,448,833
		57,869,383
Capital Markets — 6.51%
The Bank of New York Mellon Corp.	180,500	10,483,440
Credit Suisse Group AG — ADR	535,500	5,162,220
The Goldman Sachs Group, Inc.	24,700	9,448,985
State Street Corp.	90,400	8,407,200
		33,501,845
Diversified Financial Services — 1.99%
Berkshire Hathaway, Inc. (a)	25,800	7,714,200
Equitable Holdings, Inc.	77,700	2,547,783
		10,261,983
Insurance — 7.19%
American International Group, Inc.	394,000	22,402,840
The Hartford Financial Services Group, Inc.	88,900	6,137,656
The Travelers Companies, Inc.	54,000	8,447,220
		36,987,716
TOTAL FINANCIALS		138,620,927

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 12.86% Health Care Equipment & Supplies — 2.44%
Medtronic PLC	79,100	$8,182,895
Zimmer Biomet Holdings, Inc.	34,200	4,344,768
		12,527,663
Health Care Providers & Services — 7.32%
Anthem, Inc.	41,700	19,329,618
CVS Health Corp.	76,800	7,922,688
HCA Healthcare, Inc.	18,900	4,855,788
UnitedHealth Group, Inc.	11,100	5,573,754
		37,681,848
Pharmaceuticals — 3.10%
Bristol-Myers Squibb Company	49,700	3,098,795
GlaxoSmithKline PLC — ADR	175,100	7,721,910
Sanofi — ADR	102,900	5,155,290
		15,975,995
TOTAL HEALTH CARE		66,185,506
INDUSTRIALS — 12.07% Aerospace & Defense — 0.50%
Huntington Ingalls Industries, Inc.	13,900	2,595,686
Air Freight & Logistics — 2.21%
FedEx Corp.	44,000	11,380,160
Industrial Conglomerates — 4.54%
General Electric Company	247,087	23,342,309
Machinery — 4.82%
CNH Industrial NV	545,000	10,589,350
Cummins, Inc.	37,700	8,223,878
PACCAR, Inc.	67,800	5,984,028
		24,797,256
TOTAL INDUSTRIALS		62,115,411
INFORMATION TECHNOLOGY — 14.01% Communications Equipment — 4.62%
F5, Inc. (a)	67,800	16,591,338
Telefonaktiebolaget LM Ericsson — ADR	661,200	7,187,244
		23,778,582
Electronic Equipment, Instruments & Components — 2.73%
Corning, Inc.	171,500	6,384,945
TE Connectivity Ltd.	47,500	7,663,650
		14,048,595
IT Services — 1.51%
Amdocs Ltd.	34,200	2,559,528
Euronet Worldwide, Inc. (a)	43,700	5,207,729
		7,767,257
	Shares Held	Value
Software — 4.05%
Microsoft Corp.	31,700	$10,661,344
Oracle Corp.	117,100	10,212,291
		20,873,635
Technology Hardware, Storage & Peripherals — 1.10%
Hewlett Packard Enterprise Company	359,400	5,667,738
TOTAL INFORMATION TECHNOLOGY		72,135,807
MATERIALS — 0.55% Containers & Packaging — 0.55%
International Paper Company	60,700	2,851,686
TOTAL MATERIALS		2,851,686
UTILITIES — 3.17% Electric Utilities — 3.17%
PPL Corp.	432,600	13,003,956
The Southern Company	48,200	3,305,556
TOTAL UTILITIES		16,309,512
Total common stocks (Cost $394,498,094)		504,422,877
Total long-term investments (Cost $394,498,094)		504,422,877
SHORT-TERM INVESTMENTS — 1.90%	Principal Amount
Time Deposits — 1.90%
Bank of Montreal, 0.01%, 01/03/2022*	$9,766,871	9,766,871
Total short-term investments (Cost $9,766,871)		9,766,871
Total investments — 99.89% (Cost $404,264,965)		514,189,748
Other assets in excess of liabilities — 0.11%		568,699
Net assets — 100.00%		$514,758,447

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Popular, Inc.	4.49%
Capricorn Energy PLC	4.23%
Fluor Corp.	4.10%
Kosmos Energy Ltd.	3.63%
Citizens Financial Group, Inc.	3.44%
CNH Industrial NV	3.40%
American International Group, Inc.	3.28%
APA Corp.	3.08%
Adient PLC	2.89%
Vistra Corp.	2.81%
COMMON STOCKS — 99.37%	Shares Held	Value
COMMUNICATION SERVICES — 4.67% Media — 4.67%
Discovery, Inc. (a)	454,800	$10,414,920
News Corp.	169,600	3,783,776
Omnicom Group, Inc.	63,000	4,616,010
ViacomCBS, Inc.	57,300	1,729,314
TOTAL COMMUNICATION SERVICES		20,544,020
CONSUMER DISCRETIONARY — 12.18% Auto Components — 7.17%
Adient PLC (a)	265,300	12,702,564
The Goodyear Tire & Rubber Company (a)	409,600	8,732,672
Lear Corp.	10,600	1,939,270
Magna International, Inc.	101,000	8,174,940
		31,549,446
Automobiles — 0.35%
Harley-Davidson, Inc.	41,000	1,545,290
Household Durables — 1.82%
Tri Pointe Homes, Inc. (a)	23,500	655,415
Whirlpool Corp.	31,400	7,368,324
		8,023,739
Specialty Retail — 2.84%
Bed Bath & Beyond, Inc. (a)	97,200	1,417,176
The ODP Corp. (a)	282,345	11,090,512
		12,507,688
TOTAL CONSUMER DISCRETIONARY		53,626,163
CONSUMER STAPLES — 0.79% Personal Products — 0.79%
Herbalife Nutrition Ltd. (a)	85,400	3,495,422
TOTAL CONSUMER STAPLES		3,495,422
	Shares Held	Value
ENERGY — 20.26% Energy Equipment & Services — 1.76%
Expro Group Holdings NV (a)	67,283	$965,511
Halliburton Company	71,900	1,644,353
NexTier Oilfield Solutions, Inc. (a)	1,182,565	4,198,106
NOV, Inc.	69,600	943,080
		7,751,050
Oil, Gas & Consumable Fuels — 18.50%
APA Corp.	504,800	13,574,072
Capricorn Energy PLC (v)	7,218,008	18,629,544
Cenovus Energy, Inc.	237,700	2,918,956
Equitrans Midstream Corp.	265,500	2,745,270
Hess Corp.	76,600	5,670,698
Kosmos Energy Ltd. (a)	4,620,720	15,987,691
Marathon Oil Corp.	478,200	7,852,044
Oasis Petroleum, Inc.	45,700	5,757,743
PDC Energy, Inc.	107,400	5,238,972
Range Resources Corp. (a)	171,100	3,050,713
		81,425,703
TOTAL ENERGY		89,176,753
FINANCIALS — 24.98% Banks — 11.57%
CIT Group, Inc.	215,924	11,085,538
Citizens Financial Group, Inc.	320,600	15,148,350
First Horizon Corp.	300,700	4,910,431
Popular, Inc.	240,900	19,763,436
		50,907,755
Capital Markets — 4.37%
Credit Suisse Group AG — ADR	618,400	5,961,376
Lazard Ltd.	39,100	1,705,933
Northern Trust Corp.	29,000	3,468,690
State Street Corp.	87,000	8,091,000
		19,226,999

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 1.32%
SLM Corp.	296,300	$5,828,221
Insurance — 7.72%
Alleghany Corp. (a)	2,700	1,802,493
American International Group, Inc.	253,900	14,436,754
CNO Financial Group, Inc.	358,100	8,537,104
Enstar Group Ltd. (a)	22,500	5,570,775
The Hartford Financial Services Group, Inc.	52,900	3,652,216
		33,999,342
TOTAL FINANCIALS		109,962,317
HEALTH CARE — 3.59% Health Care Providers & Services — 3.14%
Centene Corp. (a)	76,200	6,278,880
Universal Health Services, Inc.	58,200	7,546,212
		13,825,092
Pharmaceuticals — 0.45%
Jazz Pharmaceuticals PLC (a)	15,400	1,961,960
TOTAL HEALTH CARE		15,787,052
INDUSTRIALS — 14.66% Aerospace & Defense — 0.50%
Huntington Ingalls Industries, Inc.	11,800	2,203,532
Air Freight & Logistics — 2.18%
Royal Mail PLC (v)	1,398,200	9,586,343
Construction & Engineering — 4.10%
Fluor Corp. (a)	729,400	18,067,238
Machinery — 5.19%
Allison Transmission Holdings, Inc.	104,500	3,798,575
CNH Industrial NV	770,400	14,968,872
PACCAR, Inc.	46,000	4,059,960
		22,827,407
Professional Services — 2.69%
KBR, Inc.	180,700	8,604,934
ManpowerGroup, Inc.	33,200	3,231,356
		11,836,290
TOTAL INDUSTRIALS		64,520,810
INFORMATION TECHNOLOGY — 11.76% Communications Equipment — 3.69%
CommScope Holding Company, Inc. (a)	259,100	2,860,464
F5, Inc. (a)	33,400	8,173,314
Telefonaktiebolaget LM Ericsson — ADR	480,600	5,224,122
		16,257,900
Electronic Equipment, Instruments & Components — 4.04%
Arrow Electronics, Inc. (a)	57,600	7,733,952
Avnet, Inc.	98,300	4,052,909
Corning, Inc.	160,700	5,982,861
		17,769,722
	Shares Held		Value
IT Services — 2.29%
Amdocs Ltd.		27,800	$2,080,552
Euronet Worldwide, Inc. (a)		67,200	8,008,224
			10,088,776
Technology Hardware, Storage & Peripherals — 1.74%
Hewlett Packard Enterprise Company		485,700	7,659,489
TOTAL INFORMATION TECHNOLOGY			51,775,887
MATERIALS — 1.24% Chemicals — 1.24%
Huntsman Corp.		156,500	5,458,720
TOTAL MATERIALS			5,458,720
REAL ESTATE — 0.62% Equity Real Estate Investment Trusts — 0.62%
Pebblebrook Hotel Trust		39,500	883,615
Vornado Realty Trust		44,700	1,871,142
TOTAL REAL ESTATE			2,754,757
UTILITIES — 4.62% Electric Utilities — 1.81%
NRG Energy, Inc.		185,100	7,974,108
Independent Power and Renewable Electricity Producers — 2.81%
Vistra Corp.		543,900	12,384,603
TOTAL UTILITIES			20,358,711
Total common stocks (Cost $341,606,475)			437,460,612
Total long-term investments (Cost $341,606,475)			437,460,612
SHORT-TERM INVESTMENTS — 0.49%	Principal Amount
Time Deposits — 0.49%
Australia and New Zealand Banking Group Ltd., 0.01%, 01/03/2022*		$1,111,219	1,111,219
Citigroup, Inc., 0.01%, 01/04/2022*	GBP	758,737	1,026,986
Total short-term investments (Cost $2,101,114)			2,138,205
Total investments — 99.86% (Cost $343,707,589)			439,598,817
Other assets in excess of liabilities — 0.14%			621,845
Net assets — 100.00%			$440,220,662

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $28,215,887, which represented 6.41% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Range Resources Corp.	4.90%
Popular, Inc.	4.68%
Stagwell, Inc.	4.51%
Fluor Corp.	3.75%
Enstar Group Ltd.	3.63%
Euronet Worldwide, Inc.	3.49%
The Bank of NT Butterfield & Son Ltd.	3.39%
Arrow Electronics, Inc.	3.36%
Seritage Growth Properties	3.16%
The ODP Corp.	2.89%
COMMON STOCKS — 98.29%	Shares Held	Value
COMMUNICATION SERVICES — 4.51% Media — 4.51%
Stagwell, Inc. (a)	2,764,700	$23,969,949
TOTAL COMMUNICATION SERVICES		23,969,949
CONSUMER DISCRETIONARY — 6.99% Auto Components — 1.11%
Adient PLC (a)	122,800	5,879,664
Automobiles — 0.26%
Harley-Davidson, Inc.	36,000	1,356,840
Hotels, Restaurants & Leisure — 0.51%
International Game Technology PLC	94,200	2,723,322
Internet & Catalog Retail — 1.54%
Points International Ltd. (a)	528,525	8,181,567
Specialty Retail — 3.57%
The ODP Corp. (a)	390,280	15,330,198
Sonic Automotive, Inc.	73,200	3,619,740
		18,949,938
TOTAL CONSUMER DISCRETIONARY		37,091,331
ENERGY — 16.51% Energy Equipment & Services — 3.54%
Expro Group Holdings NV (a)	624,882	8,967,057
NexTier Oilfield Solutions, Inc. (a)	280,037	994,131
NOV, Inc.	653,200	8,850,860
		18,812,048
Oil, Gas & Consumable Fuels — 12.97%
Altus Midstream Company (l)	15,695	962,260
APA Corp.	159,100	4,278,199
Berry Corp.	424,300	3,572,606
Capricorn Energy PLC (v)	471,400	1,216,675
Equitrans Midstream Corp.	942,400	9,744,416
Kosmos Energy Ltd. (a)	2,345,800	8,116,468
	Shares Held	Value
Murphy Oil Corp.	182,800	$4,772,908
Oasis Petroleum, Inc.	45,000	5,669,550
Range Resources Corp. (a)	1,460,200	26,035,366
Ranger Oil Corp. (a)	71,400	1,922,088
Rockhopper Exploration PLC (a)	3,066,400	350,719
Whiting Petroleum Corp. (a)	34,400	2,224,992
		68,866,247
TOTAL ENERGY		87,678,295
FINANCIALS — 26.02% Banks — 13.13%
Associated Banc-Corp	66,800	1,509,012
The Bank of NT Butterfield & Son Ltd.	471,600	17,972,676
First BanCorp	664,400	9,155,432
First Hawaiian, Inc.	484,900	13,252,317
Investors Bancorp, Inc.	195,800	2,966,370
Popular, Inc.	303,000	24,858,120
		69,713,927
Capital Markets — 2.71%
Evercore, Inc.	79,100	10,745,735
Lazard Ltd.	21,800	951,134
Stifel Financial Corp.	38,400	2,704,128
		14,400,997
Consumer Finance — 2.58%
SLM Corp.	696,400	13,698,188
Insurance — 7.29%
CNO Financial Group, Inc.	121,900	2,906,096
Enstar Group Ltd. (a)	77,879	19,282,061
Global Indemnity Group LLC	316,036	7,941,985
Horace Mann Educators Corp.	221,600	8,575,920
		38,706,062

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
Thrifts & Mortgage Finance — 0.31%
Luther Burbank Corp.	117,800	$1,653,912
TOTAL FINANCIALS		138,173,086
HEALTH CARE — 1.36% Health Care Providers & Services — 1.36%
Hanger, Inc. (a)	397,700	7,210,301
TOTAL HEALTH CARE		7,210,301
INDUSTRIALS — 22.48% Building Products — 0.20%
Armstrong Flooring, Inc. (a)	538,800	1,066,824
Commercial Services & Supplies — 2.35%
The Brink's Company	122,900	8,058,553
MillerKnoll, Inc.	70,300	2,755,057
Quad/Graphics, Inc. (a)	419,100	1,676,400
		12,490,010
Construction & Engineering — 3.75%
Fluor Corp. (a)	803,200	19,895,264
Machinery — 8.85%
Allison Transmission Holdings, Inc.	285,600	10,381,560
Crane Company	82,300	8,372,379
EnPro Industries, Inc.	76,600	8,431,362
Flowserve Corp.	74,300	2,273,580
The Greenbrier Companies, Inc.	106,000	4,864,340
Meritor, Inc. (a)	431,100	10,682,658
Miller Industries, Inc.	59,700	1,993,980
		46,999,859
Professional Services — 6.93%
Hudson Global, Inc. (a) (o)	169,560	4,886,719
KBR, Inc.	284,600	13,552,652
Korn Ferry	66,400	5,028,472
TrueBlue, Inc. (a)	481,350	13,318,955
		36,786,798
Trading Companies & Distributors — 0.40%
Rush Enterprises, Inc.	38,350	2,133,794
TOTAL INDUSTRIALS		119,372,549
INFORMATION TECHNOLOGY — 12.73% Communications Equipment — 0.50%
Casa Systems, Inc. (a)	75,500	428,085
CommScope Holding Company, Inc. (a)	201,300	2,222,352
		2,650,437
Electronic Equipment, Instruments & Components — 5.38%
Arrow Electronics, Inc. (a)	133,000	17,857,910
Avnet, Inc.	62,000	2,556,260
Belden, Inc.	123,700	8,130,801
		28,544,971
	Shares Held	Value
IT Services — 4.00%
Euronet Worldwide, Inc. (a)	155,700	$18,554,769
Verra Mobility Corp. (a)	175,100	2,701,793
		21,256,562
Semiconductors & Semiconductor Equipment — 1.19%
Diodes, Inc. (a)	57,400	6,303,094
Software — 1.66%
Telos Corp. (a)	572,600	8,829,492
TOTAL INFORMATION TECHNOLOGY		67,584,556
MATERIALS — 0.53% Chemicals — 0.53%
Ecovyst, Inc.	272,900	2,794,496
Metals & Mining — 0.00%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	80
TOTAL MATERIALS		2,794,576
REAL ESTATE — 3.93% Equity Real Estate Investment Trusts — 3.16%
Seritage Growth Properties (a)	1,264,000	16,773,280
Real Estate Management & Development — 0.77%
The RMR Group, Inc.	117,400	4,071,432
TOTAL REAL ESTATE		20,844,712
UTILITIES — 3.23% Electric Utilities — 0.82%
Hawaiian Electric Industries, Inc.	33,600	1,394,400
Portland General Electric Company	55,900	2,958,228
		4,352,628
Multi-Utilities — 2.41%
Avista Corp.	301,100	12,793,739
TOTAL UTILITIES		17,146,367
Total common stocks (Cost $443,667,058)		521,865,722
Total long-term investments (Cost $443,667,058)		521,865,722
COLLATERAL FOR SECURITIES ON LOAN — 0.12%
Money Market Funds — 0.12%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^	634,995	634,995
Total collateral for securities on loan (Cost $634,995)		634,995

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

SHORT-TERM INVESTMENTS — 2.12%	Principal Amount	Value
Time Deposits — 2.12%
JPMorgan Chase & Company, 0.01%, 01/03/2022*	$11,226,268	$11,226,268
Total short-term investments (Cost $11,226,268)		11,226,268
Total investments — 100.53% (Cost $455,528,321)		533,726,985
Liabilities in excess of other assets — (0.53)%		(2,789,102)
Net assets — 100.00%		$530,937,883

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $80, which represented 0.00% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $622,261. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,216,675, which represented 0.23% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Oasis Petroleum, Inc.	0.47%
AdvanSix, Inc.	0.47%
PDC Energy, Inc.	0.45%
Methode Electronics, Inc.	0.45%
RE/MAX Holdings, Inc.	0.44%
Fluor Corp.	0.44%
NMI Holdings, Inc.	0.44%
Avnet, Inc.	0.44%
ALLETE, Inc.	0.43%
Berry Corp.	0.43%
COMMON STOCKS — 98.45%	Shares Held	Value
COMMUNICATION SERVICES — 0.67% Media — 0.67%
Emerald Holding, Inc. (a)	316,950	$1,258,291
Entravision Communications Corp.	93,665	635,049
Stagwell, Inc. (a)	113,100	980,577
TEGNA, Inc.	23,067	428,124
TOTAL COMMUNICATION SERVICES		3,302,041
CONSUMER DISCRETIONARY — 13.85% Auto Components — 0.37%
Adient PLC (a)	38,205	1,829,255
Diversified Consumer Services — 0.35%
H&R Block, Inc.	73,900	1,741,084
Hotels, Restaurants & Leisure — 1.62%
Brinker International, Inc. (a)	42,170	1,543,000
Dine Brands Global, Inc.	6,200	470,022
El Pollo Loco Holdings, Inc. (a)	63,600	902,484
International Game Technology PLC	58,600	1,694,126
Jack in the Box, Inc.	17,600	1,539,648
Potbelly Corp. (a)	76,600	427,428
Travel + Leisure Company	25,980	1,435,915
		8,012,623
Household Durables — 3.76%
Bassett Furniture Industries, Inc.	26,300	441,051
Century Communities, Inc.	23,196	1,897,201
Ethan Allen Interiors, Inc.	77,405	2,034,977
Green Brick Partners, Inc. (a)	16,350	495,896
Hooker Furniture Corp.	54,175	1,261,194
KB Home	8,600	384,678
La-Z-Boy, Inc.	54,100	1,964,371
LGI Homes, Inc. (a)	10,000	1,544,800
M/I Homes, Inc. (a)	31,823	1,978,754
	Shares Held	Value
Meritage Homes Corp. (a)	16,300	$1,989,578
Taylor Morrison Home Corp. (a)	50,010	1,748,350
Tri Pointe Homes, Inc. (a)	69,887	1,949,148
Tupperware Brands Corp. (a)	60,900	931,161
		18,621,159
Internet & Catalog Retail — 0.18%
PetMed Express, Inc. (l)	36,300	916,938
Leisure Products — 0.49%
Johnson Outdoors, Inc.	19,800	1,855,062
Vista Outdoor, Inc. (a)	12,300	566,661
		2,421,723
Multiline Retail — 0.15%
Franchise Group, Inc.	13,900	725,024
Specialty Retail — 5.94%
The Aaron's Company, Inc.	83,800	2,065,669
American Eagle Outfitters, Inc.	36,900	934,308
Asbury Automotive Group, Inc. (a)	11,664	2,014,723
Big 5 Sporting Goods Corp. (l)	38,500	731,885
The Cato Corp.	93,000	1,595,880
Designer Brands, Inc. (a)	33,900	481,719
Foot Locker, Inc.	33,000	1,439,790
Genesco, Inc. (a)	31,630	2,029,697
Group 1 Automotive, Inc.	9,628	1,879,578
Haverty Furniture Companies, Inc.	58,200	1,779,174
Hibbett, Inc.	18,173	1,307,184
Kirkland's, Inc. (a) (l)	99,500	1,485,535
Lumber Liquidators Holdings, Inc. (a)	27,900	476,253
MarineMax, Inc. (a)	23,100	1,363,824
The ODP Corp. (a)	49,901	1,960,111
OneWater Marine, Inc.	32,400	1,975,428

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Rent-A-Center, Inc.	29,200	$1,402,768
Sleep Number Corp. (a)	6,400	490,240
Sonic Automotive, Inc.	40,750	2,015,088
Tilly's, Inc.	30,100	484,911
Urban Outfitters, Inc. (a)	27,110	795,950
Zumiez, Inc. (a)	15,300	734,247
		29,443,962
Textiles, Apparel & Luxury Goods — 0.99%
Fossil Group, Inc. (a)	46,800	481,572
G-III Apparel Group Ltd. (a)	54,640	1,510,250
Lakeland Industries, Inc. (a)	34,400	746,480
Rocky Brands, Inc.	7,900	314,420
Vera Bradley, Inc. (a)	220,300	1,874,753
		4,927,475
TOTAL CONSUMER DISCRETIONARY		68,639,243
CONSUMER STAPLES — 1.94% Food & Staples Retailing — 0.16%
Natural Grocers by Vitamin Cottage, Inc.	57,300	816,525
Food Products — 0.25%
B&G Foods, Inc. (l)	40,500	1,244,565
Household Products — 0.82%
Central Garden & Pet Company (a)	39,000	2,052,570
Energizer Holdings, Inc.	49,600	1,988,960
		4,041,530
Personal Products — 0.71%
Medifast, Inc.	4,800	1,005,264
Nu Skin Enterprises, Inc.	20,850	1,058,138
USANA Health Sciences, Inc. (a)	14,500	1,467,400
		3,530,802
TOTAL CONSUMER STAPLES		9,633,422
ENERGY — 10.30% Energy Equipment & Services — 3.87%
Cactus, Inc.	38,930	1,484,401
ChampionX Corp. (a)	66,400	1,341,944
Core Laboratories NV	38,800	865,628
Dril-Quip, Inc. (a)	97,100	1,910,928
Expro Group Holdings NV (a)	134,603	1,931,553
Helix Energy Solutions Group, Inc. (a)	307,000	957,840
Liberty Oilfield Services, Inc. (a)	149,400	1,449,180
National Energy Services Reunited Corp. (a)	184,300	1,741,635
Newpark Resources, Inc. (a)	494,200	1,452,948
NexTier Oilfield Solutions, Inc. (a)	533,388	1,893,527
Oil States International, Inc. (a)	64,000	318,080
	Shares Held	Value
ProPetro Holding Corp. (a)	105,250	$852,525
Select Energy Services, Inc. (a)	193,700	1,206,751
Solaris Oilfield Infrastructure, Inc.	213,900	1,401,045
TechnipFMC PLC (a)	59,700	353,424
		19,161,409
Oil, Gas & Consumable Fuels — 6.43%
Amplify Energy Corp. (a)	32,500	101,075
Berry Corp.	255,870	2,154,425
California Resources Corp.	34,000	1,452,140
Centennial Resource Development, Inc. (a)	178,300	1,066,234
Civitas Resources, Inc.	35,230	1,725,213
CVR Energy, Inc.	23,200	389,992
Equitrans Midstream Corp.	196,500	2,031,810
HollyFrontier Corp.	24,500	803,110
Kosmos Energy Ltd. (a)	545,413	1,887,129
Laredo Petroleum, Inc. (a)	14,000	841,820
Murphy Oil Corp.	79,710	2,081,228
Northern Oil and Gas, Inc.	92,300	1,899,534
Oasis Petroleum, Inc.	18,600	2,343,415
Par Pacific Holdings, Inc. (a)	107,600	1,774,324
PDC Energy, Inc.	46,098	2,248,661
Range Resources Corp. (a)	98,100	1,749,123
Ranger Oil Corp. (a)	62,400	1,679,808
REX American Resources Corp. (a)	12,478	1,197,888
Talos Energy, Inc. (a)	122,100	1,196,580
Vertex Energy, Inc. (a) (l)	112,900	511,437
Whiting Petroleum Corp. (a)	28,600	1,849,848
World Fuel Services Corp.	32,424	858,263
		31,843,057
TOTAL ENERGY		51,004,466
FINANCIALS — 32.17% Banks — 20.11%
1st Source Corp.	28,606	1,418,858
Amalgamated Financial Corp.	47,800	801,606
Associated Banc-Corp	83,300	1,881,747
Bank of Marin Bancorp	20,400	759,492
BankUnited, Inc.	45,310	1,917,066
Banner Corp.	24,800	1,504,616
BCB Bancorp, Inc.	28,500	439,755
Berkshire Hills Bancorp, Inc.	70,700	2,010,001
Brookline Bancorp, Inc.	47,076	762,160
Cadence Bank	41,510	1,236,583

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Camden National Corp.	21,116	$1,016,947
Carter Bankshares, Inc. (a)	36,200	557,118
Cathay General Bancorp	41,132	1,768,265
Central Pacific Financial Corp.	55,000	1,549,350
Central Valley Community Bancorp	38,700	803,799
CIT Group, Inc.	35,400	1,817,436
Civista Bancshares, Inc.	18,900	461,160
CNB Financial Corp.	22,000	583,000
Columbia Banking System, Inc.	44,000	1,439,680
The Community Financial Corp.	11,600	455,996
Community Trust Bancorp, Inc.	22,610	986,022
CrossFirst Bankshares, Inc. (a)	31,200	487,032
CVB Financial Corp.	69,800	1,494,418
Eagle Bancorp, Inc.	30,230	1,763,618
Enterprise Financial Services Corp.	9,700	456,773
FB Financial Corp.	34,025	1,490,976
Financial Institutions, Inc.	26,861	854,180
First BanCorp	110,686	1,525,253
First Busey Corp.	72,800	1,974,336
First Business Financial Services, Inc.	13,765	401,525
First Financial Bancorp	41,250	1,005,675
First Financial Corp.	34,063	1,542,713
First Hawaiian, Inc.	54,540	1,490,578
First Internet Bancorp	21,989	1,034,363
First Mid Bancshares, Inc.	17,300	740,267
First Midwest Bancorp, Inc.	23,500	481,280
The First of Long Island Corp.	39,280	848,055
Flushing Financial Corp.	77,218	1,876,397
FNB Corp.	161,580	1,959,965
Fulton Financial Corp.	82,340	1,399,780
Great Southern Bancorp, Inc.	21,110	1,250,768
Great Western Bancorp, Inc.	37,186	1,262,837
Hancock Whitney Corp.	29,300	1,465,586
Hanmi Financial Corp.	90,267	2,137,522
Heartland Financial USA, Inc.	30,100	1,523,361
Heritage Financial Corp.	27,200	664,768
Hilltop Holdings, Inc.	54,927	1,930,135
HomeStreet, Inc.	31,978	1,662,856
Hope Bancorp, Inc.	128,733	1,893,662
Horizon Bancorp, Inc.	71,600	1,492,860
Independent Bank Corp.	6,591	537,364
Independent Bank Corp.	62,600	1,494,262
International Bancshares Corp.	31,136	1,319,855
	Shares Held	Value
Investar Holding Corp.	19,800	$364,518
Investors Bancorp, Inc.	88,564	1,341,745
Lakeland Bancorp, Inc.	73,330	1,392,537
Level One Bancorp, Inc.	12,700	500,888
Macatawa Bank Corp.	57,000	502,740
Mercantile Bank Corp.	28,700	1,005,361
Midland States Bancorp, Inc.	50,513	1,252,217
MidWestOne Financial Group, Inc.	25,594	828,478
National Bankshares, Inc.	9,500	344,470
Nicolet Bankshares, Inc. (a)	24,100	2,066,575
Northeast Bank	9,800	350,154
Northrim BanCorp, Inc.	8,684	377,407
OceanFirst Financial Corp.	88,310	1,960,482
Old National Bancorp	26,300	476,556
Orrstown Financial Services, Inc.	22,379	563,951
PacWest Bancorp	27,200	1,228,624
PCB Bancorp	45,100	990,396
Peapack-Gladstone Financial Corp.	28,936	1,024,334
Peoples Bancorp, Inc.	19,530	621,249
Preferred Bank	19,200	1,378,368
Primis Financial Corp.	56,456	849,098
RBB Bancorp	33,032	865,438
Renasant Corp.	39,800	1,510,410
Republic Bancorp, Inc.	18,070	918,679
S&T Bancorp, Inc.	47,600	1,500,352
Sierra Bancorp	16,900	458,835
Simmons First National Corp.	12,900	381,582
Texas Capital Bancshares, Inc. (a)	31,790	1,915,348
Towne Bank	31,100	982,449
TriCo Bancshares	8,794	377,790
Trustmark Corp.	59,101	1,918,418
Univest Financial Corp.	16,950	507,144
Washington Trust Bancorp, Inc.	8,430	475,199
Webster Financial Corp.	22,400	1,250,816
Wintrust Financial Corp.	16,350	1,484,907
		99,601,192
Capital Markets — 2.10%
Artisan Partners Asset Management, Inc.	21,900	1,043,316
Cowen, Inc.	49,700	1,794,170
Diamond Hill Investment Group, Inc.	5,000	971,150
Evercore, Inc.	3,610	490,419
Federated Hermes, Inc.	40,500	1,521,990

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Greenhill & Company, Inc.	68,825	$1,234,032
Perella Weinberg Partners (l)	79,600	1,023,656
Victory Capital Holdings, Inc.	42,827	1,564,470
Virtus Investment Partners, Inc.	2,600	772,460
		10,415,663
Consumer Finance — 0.41%
Navient Corp.	96,120	2,039,666
Insurance — 5.10%
Ambac Financial Group, Inc. (a)	96,587	1,550,221
American Equity Investment Life Holding Company	53,026	2,063,773
Assured Guaranty Ltd.	36,500	1,832,300
Axis Capital Holdings Ltd.	32,700	1,781,169
Brighthouse Financial, Inc. (a)	14,200	735,560
CNO Financial Group, Inc.	77,586	1,849,650
Employers Holdings, Inc.	41,935	1,735,270
Enstar Group Ltd. (a)	7,939	1,965,617
The Hanover Insurance Group, Inc.	5,500	720,830
Horace Mann Educators Corp.	31,814	1,231,202
James River Group Holdings Ltd.	36,800	1,060,208
Kemper Corp.	17,500	1,028,825
National Western Life Group, Inc.	6,655	1,427,098
ProAssurance Corp.	38,700	979,110
Safety Insurance Group, Inc.	15,400	1,309,462
SiriusPoint Ltd. (a)	251,578	2,045,329
Trean Insurance Group, Inc. (a)	59,300	528,363
White Mountains Insurance Group Ltd.	1,400	1,419,460
		25,263,447
Mortgage Real Estate Investment Trusts — 0.65%
Arlington Asset Investment Corp. (a)	94,100	329,350
Granite Point Mortgage Trust, Inc.	30,600	358,326
Great Ajax Corp.	57,734	759,779
MFA Financial, Inc.	93,700	427,272
New York Mortgage Trust, Inc.	253,500	943,020
TPG RE Finance Trust, Inc.	31,000	381,920
		3,199,667
Thrifts & Mortgage Finance — 3.80%
Blue Foundry Bancorp (a)	59,600	871,948
Bridgewater Bancshares, Inc. (a)	23,990	424,383
Essent Group Ltd.	46,300	2,108,039
Federal Agricultural Mortgage Corp.	12,020	1,489,639
FS Bancorp, Inc.	10,480	352,442
Home Bancorp, Inc.	6,900	286,419
Luther Burbank Corp.	54,445	764,408
NMI Holdings, Inc. (a)	99,500	2,174,074
	Shares Held	Value
Northeast Community Bancorp, Inc.	44,800	$498,624
Northfield Bancorp, Inc.	42,807	691,761
Premier Financial Corp.	44,860	1,386,623
Provident Financial Services, Inc.	41,300	1,000,286
Radian Group, Inc.	95,300	2,013,689
Territorial Bancorp, Inc.	16,052	405,313
TrustCo Bank Corp.	36,892	1,228,873
Washington Federal, Inc.	53,244	1,777,285
Waterstone Financial, Inc.	42,800	935,608
William Penn Bancorp	36,000	434,880
		18,844,294
TOTAL FINANCIALS		159,363,929
HEALTH CARE — 1.87% Biotechnology — 0.79%
Emergent BioSolutions, Inc. (a)	48,700	2,116,989
Vanda Pharmaceuticals, Inc. (a)	114,000	1,788,660
		3,905,649
Health Care Providers & Services — 0.52%
Hanger, Inc. (a)	114,600	2,077,698
Patterson Companies, Inc.	17,000	498,950
		2,576,648
Pharmaceuticals — 0.56%
Prestige Consumer Healthcare, Inc. (a)	15,700	952,205
Taro Pharmaceutical Industries Ltd. (a)	36,480	1,828,013
		2,780,218
TOTAL HEALTH CARE		9,262,515
INDUSTRIALS — 19.46% Aerospace & Defense — 1.65%
AAR Corp. (a)	52,940	2,066,248
Moog, Inc.	25,900	2,097,124
National Presto Industries, Inc.	23,614	1,937,056
Vectrus, Inc. (a)	45,755	2,094,206
		8,194,634
Air Freight & Logistics — 0.26%
Forward Air Corp.	10,600	1,283,554
Airlines — 0.30%
Mesa Air Group, Inc. (a)	85,400	478,240
Spirit Airlines, Inc. (a)	45,500	994,175
		1,472,415
Building Products — 1.49%
Armstrong Flooring, Inc. (a)	350,095	693,188
Griffon Corp.	16,800	478,464
JELD-WEN Holding, Inc. (a)	66,300	1,747,668
Masonite International Corp. (a)	16,541	1,951,011

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Resideo Technologies, Inc. (a)	76,500	$1,991,295
UFP Industries, Inc.	5,500	506,055
		7,367,681
Commercial Services & Supplies — 2.23%
ABM Industries, Inc.	19,400	792,490
ACCO Brands Corp.	201,009	1,660,334
The Brink's Company	22,900	1,501,553
Ennis, Inc.	69,117	1,349,855
Healthcare Services Group, Inc.	101,600	1,807,464
Interface, Inc.	62,900	1,003,255
Kimball International, Inc.	146,900	1,502,787
Steelcase, Inc.	124,015	1,453,456
		11,071,194
Construction & Engineering — 2.25%
Comfort Systems USA, Inc.	11,300	1,118,022
Fluor Corp. (a)	87,830	2,175,549
Great Lakes Dredge & Dock Corp. (a)	125,000	1,965,000
Matrix Service Company (a)	137,200	1,031,744
MYR Group, Inc. (a)	10,444	1,154,584
Primoris Services Corp.	59,853	1,435,275
Sterling Construction Company, Inc. (a)	38,000	999,400
Tutor Perini Corp. (a)	101,521	1,255,815
		11,135,389
Electrical Equipment — 2.41%
Atkore, Inc. (a)	5,900	656,021
AZZ, Inc.	36,900	2,040,201
Encore Wire Corp.	11,396	1,630,768
EnerSys	25,610	2,024,727
GrafTech International Ltd.	163,480	1,933,968
Powell Industries, Inc.	35,200	1,038,048
Preformed Line Products Company	14,127	914,017
Thermon Group Holdings, Inc. (a)	100,883	1,707,949
		11,945,699
Machinery — 4.55%
Allison Transmission Holdings, Inc.	55,900	2,031,965
Barnes Group, Inc.	21,200	987,708
Enerpac Tool Group Corp.	87,900	1,782,612
EnPro Industries, Inc.	18,250	2,008,778
Flowserve Corp.	62,800	1,921,680
Graham Corp.	19,189	238,711
The Greenbrier Companies, Inc.	42,799	1,964,046
Hillenbrand, Inc.	39,820	2,070,241
Hyster-Yale Materials Handling, Inc.	37,327	1,534,140
	Shares Held	Value
L B Foster Company (a)	24,000	$330,000
Meritor, Inc. (a)	78,213	1,938,118
Miller Industries, Inc.	21,620	722,108
Mueller Industries, Inc.	18,700	1,110,032
Mueller Water Products, Inc.	60,700	874,080
Proto Labs, Inc. (a)	23,500	1,206,725
Wabash National Corp.	92,382	1,803,297
		22,524,241
Marine — 0.21%
Matson, Inc.	11,613	1,045,518
Professional Services — 2.44%
BGSF, Inc.	29,660	425,621
CBIZ, Inc. (a)	19,800	774,576
FTI Consulting, Inc. (a)	8,200	1,258,044
Heidrick & Struggles International, Inc.	42,110	1,841,470
Kelly Services, Inc.	84,350	1,414,550
Korn Ferry	25,356	1,920,210
ManTech International Corp.	14,100	1,028,313
Resources Connection, Inc.	99,785	1,780,164
TrueBlue, Inc. (a)	60,400	1,671,268
		12,114,216
Road & Rail — 0.41%
Heartland Express, Inc.	89,000	1,496,980
Schneider National, Inc.	19,700	530,127
		2,027,107
Trading Companies & Distributors — 1.26%
BlueLinx Holdings, Inc. (a)	19,700	1,886,472
Boise Cascade Company	23,000	1,637,600
DXP Enterprises, Inc. (a)	26,980	692,577
Rush Enterprises, Inc.	36,347	2,022,347
		6,238,996
TOTAL INDUSTRIALS		96,420,644
INFORMATION TECHNOLOGY — 7.42% Communications Equipment — 0.96%
Casa Systems, Inc. (a)	73,800	418,446
CommScope Holding Company, Inc. (a)	82,400	909,696
Comtech Telecommunications Corp.	77,700	1,840,713
NETGEAR, Inc. (a)	54,600	1,594,866
		4,763,721
Electronic Equipment, Instruments & Components — 3.71%
Avnet, Inc.	52,300	2,156,328
Belden, Inc.	32,170	2,114,534
ePlus, Inc. (a)	19,200	1,034,496
Insight Enterprises, Inc. (a)	19,068	2,032,649

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Kimball Electronics, Inc. (a)	37,100	$807,296
Methode Electronics, Inc.	45,659	2,245,052
PC Connection, Inc.	32,306	1,393,358
Plexus Corp. (a)	5,700	546,573
Sanmina Corp. (a)	46,895	1,944,267
ScanSource, Inc. (a)	57,333	2,011,242
Vishay Intertechnology, Inc.	95,826	2,095,715
		18,381,510
IT Services — 0.80%
BM Technologies, Inc. (a) (l)	9,824	90,479
Cass Information Systems, Inc.	47,000	1,848,040
CSG Systems International, Inc.	9,100	524,342
MoneyGram International, Inc. (a)	125,800	992,562
Verra Mobility Corp. (a)	33,300	513,819
		3,969,242
Semiconductors & Semiconductor Equipment — 0.59%
Diodes, Inc. (a)	11,649	1,279,177
Photronics, Inc. (a)	87,100	1,641,835
		2,921,012
Software — 0.58%
Ebix, Inc.	31,870	968,848
Telos Corp. (a)	61,500	948,330
Xperi Holding Corp.	48,800	922,808
		2,839,986
Technology Hardware, Storage & Peripherals — 0.78%
Diebold Nixdorf, Inc. (a)	190,300	1,722,215
Super Micro Computer, Inc. (a)	48,900	2,149,155
		3,871,370
TOTAL INFORMATION TECHNOLOGY		36,746,841
MATERIALS — 5.00% Chemicals — 2.90%
AdvanSix, Inc.	49,300	2,329,425
American Vanguard Corp.	64,929	1,064,186
Cabot Corp.	26,070	1,465,134
Chase Corp.	9,600	955,776
Ecovyst, Inc.	198,200	2,029,568
FutureFuel Corp.	42,330	323,401
Hawkins, Inc.	13,100	516,795
HB Fuller Company	12,400	1,004,400
Innospec, Inc.	11,100	1,002,774
NewMarket Corp.	2,900	993,888
	Shares Held	Value
Tredegar Corp.	87,030	$1,028,695
Trinseo PLC	31,950	1,676,097
		14,390,139
Containers & Packaging — 0.10%
TriMas Corp.	13,500	499,500
Metals & Mining — 1.52%
Commercial Metals Company	27,800	1,008,862
Compass Minerals International, Inc.	29,700	1,517,076
Kaiser Aluminum Corp.	20,967	1,969,640
Ryerson Holding Corp.	29,500	768,475
Warrior Met Coal, Inc.	49,200	1,264,932
Worthington Industries, Inc.	18,050	986,613
		7,515,598
Paper & Forest Products — 0.48%
Glatfelter Corp.	70,900	1,219,480
Mercer International, Inc.	96,850	1,161,232
		2,380,712
TOTAL MATERIALS		24,785,949
REAL ESTATE — 2.16% Equity Real Estate Investment Trusts — 1.31%
Alexander's, Inc.	7,500	1,952,250
Braemar Hotels & Resorts, Inc. (a)	102,500	522,750
Pebblebrook Hotel Trust	92,100	2,060,277
Seritage Growth Properties (a)	147,148	1,952,654
		6,487,931
Real Estate Management & Development — 0.85%
RE/MAX Holdings, Inc.	71,800	2,189,182
The RMR Group, Inc.	57,700	2,001,036
		4,190,218
TOTAL REAL ESTATE		10,678,149
UTILITIES — 3.61% Electric Utilities — 1.98%
ALLETE, Inc.	32,476	2,154,783
Hawaiian Electric Industries, Inc.	47,900	1,987,850
Otter Tail Corp.	29,040	2,074,037
PNM Resources, Inc.	32,102	1,464,172
Portland General Electric Company	40,700	2,153,844
		9,834,686
Gas Utilities — 1.21%
South Jersey Industries, Inc.	79,244	2,069,853
Southwest Gas Holdings, Inc.	28,400	1,989,420
Spire, Inc.	29,773	1,941,795
		6,001,068

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Multi-Utilities — 0.42%
Avista Corp.	48,761	$2,071,855
TOTAL UTILITIES		17,907,609
Total common stocks (Cost $399,482,323)		487,744,808
Total long-term investments (Cost $399,482,323)		487,744,808
COLLATERAL FOR SECURITIES ON LOAN — 0.75%
Money Market Funds — 0.75%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^	3,726,955	3,726,955
Total collateral for securities on loan (Cost $3,726,955)		3,726,955
SHORT-TERM INVESTMENTS — 1.71%	Principal Amount
Time Deposits — 1.71%
Royal Bank of Canada, 0.01%, 01/03/2022*	$8,435,882	8,435,882
Total short-term investments (Cost $8,435,882)		8,435,882
Total investments — 100.91% (Cost $411,645,160)		499,907,645
Liabilities in excess of other assets — (0.91)%		(4,495,198)
Net assets — 100.00%		$495,412,447

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $3,637,849. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^ — Rate shown is the 7-day yield as of December 31, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Global Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
F5, Inc.	4.08%
General Electric Company	3.96%
American International Group, Inc.	3.91%
Anthem, Inc.	3.82%
Citigroup, Inc.	3.52%
Euronet Worldwide, Inc.	3.34%
Wells Fargo & Company	3.33%
Alphabet, Inc.	2.99%
Credit Suisse Group AG	2.80%
BAE Systems PLC	2.73%

* Based on country of risk.

COMMON STOCKS — 98.88%	Shares Held	Value
COMMUNICATION SERVICES — 7.36% Interactive Media & Services — 2.99%
Alphabet, Inc. (a)	390	$1,129,846
Media — 2.92%
Discovery, Inc. (a)	31,050	711,045
News Corp.	17,600	392,656
		1,103,701
Wireless Telecommunication Services — 1.45%
Vodafone Group PLC — ADR	36,572	546,020
TOTAL COMMUNICATION SERVICES		2,779,567
CONSUMER DISCRETIONARY — 8.13% Auto Components — 1.89%
Magna International, Inc.	8,811	713,162
Automobiles — 2.37%
General Motors Company (a)	15,245	893,814
Hotels, Restaurants & Leisure — 3.87%
Accor SA (a) (v)	24,100	781,163
Booking Holdings, Inc. (a)	140	335,892
Compass Group PLC (v)	15,400	346,710
		1,463,765
TOTAL CONSUMER DISCRETIONARY		3,070,741
CONSUMER STAPLES — 4.92% Beverages — 2.43%
Heineken Holding NV (v)	9,987	920,849
Food Products — 1.00%
Gruma SAB de CV	29,600	378,307
Household Products — 1.49%
Henkel AG & Company KGaA (v)	7,200	561,248
TOTAL CONSUMER STAPLES		1,860,404
	Shares Held	Value
ENERGY — 7.93% Energy Equipment & Services — 1.72%
NOV, Inc.	48,069	$651,335
Oil, Gas & Consumable Fuels — 6.21%
Cenovus Energy, Inc.	51,600	632,686
Hess Corp.	6,000	444,180
Marathon Oil Corp.	18,300	300,486
Suncor Energy, Inc.	38,700	968,303
		2,345,655
TOTAL ENERGY		2,996,990
FINANCIALS — 27.37% Banks — 15.50%
ABN AMRO Bank NV (r) (v)	26,600	391,012
BNP Paribas SA (v)	8,256	570,828
Citigroup, Inc.	22,004	1,328,822
ING Groep NV (v)	39,656	551,337
Popular, Inc.	9,400	771,176
Societe Generale SA (v)	11,893	408,747
UniCredit SpA (v)	37,700	579,499
Wells Fargo & Company	26,230	1,258,515
		5,859,936
Capital Markets — 3.73%
Credit Suisse Group AG (v)	108,979	1,056,619
The Goldman Sachs Group, Inc.	924	353,476
		1,410,095
Diversified Financial Services — 2.14%
Berkshire Hathaway, Inc. (a)	2,700	807,300

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
Insurance — 6.00%
American International Group, Inc.	25,969	$1,476,597
Tokio Marine Holdings, Inc. (v)	14,200	790,509
		2,267,106
TOTAL FINANCIALS		10,344,437
HEALTH CARE — 8.28% Health Care Equipment & Supplies — 0.96%
Medtronic PLC	3,500	362,075
Health Care Providers & Services — 6.30%
Anthem, Inc.	3,115	1,443,927
CVS Health Corp.	9,100	938,756
		2,382,683
Pharmaceuticals — 1.02%
GlaxoSmithKline PLC — ADR	8,719	384,508
TOTAL HEALTH CARE		3,129,266
INDUSTRIALS — 20.38% Aerospace & Defense — 6.43%
Airbus SE (a) (v)	4,800	614,130
Babcock International Group PLC (a) (v)	135,400	586,406
BAE Systems PLC (v)	138,459	1,032,513
Safran SA (v)	1,600	195,877
		2,428,926
Air Freight & Logistics — 4.20%
FedEx Corp.	2,600	672,464
Royal Mail PLC (v)	133,487	915,214
		1,587,678
Airlines — 0.87%
Qantas Airways Ltd. (a) (v)	90,200	329,036
Industrial Conglomerates — 3.96%
General Electric Company	15,834	1,495,838
Machinery — 3.94%
CNH Industrial NV	41,582	807,938
Cummins, Inc.	3,129	682,560
		1,490,498
Road & Rail — 0.98%
AMERCO	512	371,830
TOTAL INDUSTRIALS		7,703,806
INFORMATION TECHNOLOGY — 14.16% Communications Equipment — 5.65%
F5, Inc. (a)	6,300	1,541,673
Telefonaktiebolaget LM Ericsson — ADR	54,672	594,284
		2,135,957
	Shares Held	Value
Electronic Equipment, Instruments & Components — 0.83%
Corning, Inc.	8,473	$315,450
IT Services — 3.34%
Euronet Worldwide, Inc. (a)	10,600	1,263,202
Software — 3.33%
Microsoft Corp.	2,163	727,460
Oracle Corp.	6,075	529,801
		1,257,261
Technology Hardware, Storage & Peripherals — 1.01%
Hewlett Packard Enterprise Company	24,087	379,852
TOTAL INFORMATION TECHNOLOGY		5,351,722
REAL ESTATE — 0.35% Equity Real Estate Investment Trusts — 0.35%
Seritage Growth Properties (a)	9,943	131,944
TOTAL REAL ESTATE		131,944
Total common stocks (Cost $29,723,827)		37,368,877
Total long-term investments (Cost $29,723,827)		37,368,877
SHORT-TERM INVESTMENTS — 0.74%	Principal Amount
Time Deposits — 0.74%
National Australia Bank Ltd., 0.01%, 01/03/2022*	$281,461	281,461
Total short-term investments (Cost $281,461)		281,461
Total investments — 99.62% (Cost $30,005,288)		37,650,338
Other assets in excess of liabilities — 0.38%		142,340
Net assets — 100.00%		$37,792,678

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $391,012, which represented 1.03% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $10,631,697, which represented 28.13% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
CNH Industrial NV	4.14%
Credit Suisse Group AG	3.91%
Royal Mail PLC	3.85%
ING Groep NV	3.72%
Accor SA	3.61%
Tokio Marine Holdings, Inc.	3.42%
Telefonaktiebolaget LM Ericsson	3.19%
BAE Systems PLC	3.17%
BNP Paribas SA	3.17%
Airbus SE	3.17%

* Based on country of risk.

COMMON STOCKS — 99.02%	Shares Held	Value
COMMUNICATION SERVICES — 3.64% Media — 1.36%
RTL Group SA (v)	670	$35,511
Wireless Telecommunication Services — 2.28%
Vodafone Group PLC (v)	39,446	59,415
TOTAL COMMUNICATION SERVICES		94,926
CONSUMER DISCRETIONARY — 11.06% Auto Components — 2.18%
Magna International, Inc.	702	56,820
Automobiles — 0.91%
Bayerische Motoren Werke AG (v)	286	23,717
Hotels, Restaurants & Leisure — 5.68%
Accor SA (a) (v)	2,900	93,999
Compass Group PLC (v)	2,400	54,033
		148,032
Internet & Catalog Retail — 2.29%
Points International Ltd. (a)	3,900	59,535
TOTAL CONSUMER DISCRETIONARY		288,104
CONSUMER STAPLES — 9.77% Beverages — 5.06%
Britvic PLC	2,000	24,905
Coca-Cola Europacific Partners PLC	500	27,965
Heineken Holding NV (v)	857	79,020
		131,890
Food & Staples Retailing — 0.75%
Tesco PLC (v)	4,938	19,441
Household Products — 2.96%
Henkel AG & Company KGaA (v)	990	77,172
	Shares Held	Value
Personal Products — 1.00%
Unilever PLC (v)	488	$26,179
TOTAL CONSUMER STAPLES		254,682
ENERGY — 13.55% Energy Equipment & Services — 3.56%
Expro Group Holdings NV (a)	1,359	19,502
Schlumberger NV	1,400	41,930
Subsea 7 SA (v)	4,400	31,475
		92,907
Oil, Gas & Consumable Fuels — 9.99%
Capricorn Energy PLC (v)	23,630	60,989
Cenovus Energy, Inc.	3,600	44,141
Kosmos Energy Ltd. (a)	11,368	39,333
Royal Dutch Shell PLC (v)	1,327	29,028
Suncor Energy, Inc.	2,300	57,548
TotalEnergies SE (v)	575	29,268
		260,307
TOTAL ENERGY		353,214
FINANCIALS — 31.76% Banks — 18.68%
ABN AMRO Bank NV (r) (v)	3,100	45,569
Barclays PLC (v)	17,117	43,601
BNP Paribas SA (v)	1,194	82,554
ING Groep NV (v)	6,967	96,862
Lloyds Banking Group PLC (v)	79,100	51,368
NatWest Group PLC (v)	9,300	28,480
Societe Generale SA (v)	1,931	66,366
UniCredit SpA (v)	4,700	72,245
		487,045

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Capital Markets — 6.08%
Credit Suisse Group AG (v)	10,510	$101,901
Rothschild & Company (v)	1,230	56,529
		158,430
Insurance — 7.00%
Enstar Group Ltd. (a)	269	66,602
Tokio Marine Holdings, Inc. (v)	1,600	89,071
Zurich Insurance Group AG (v)	61	26,723
		182,396
TOTAL FINANCIALS		827,871
HEALTH CARE — 4.19% Health Care Equipment & Supplies — 2.62%
Koninklijke Philips NV (v)	897	33,199
Medtronic PLC	340	35,173
		68,372
Pharmaceuticals — 1.57%
GlaxoSmithKline PLC (v)	1,309	28,500
Sanofi (v)	123	12,342
		40,842
TOTAL HEALTH CARE		109,214
INDUSTRIALS — 19.78% Aerospace & Defense — 9.58%
Airbus SE (a) (v)	645	82,524
Babcock International Group PLC (a) (v)	10,500	45,475
BAE Systems PLC (v)	11,075	82,588
Safran SA (v)	320	39,175
		249,762
Air Freight & Logistics — 3.85%
Royal Mail PLC (v)	14,629	100,299
Airlines — 1.77%
Qantas Airways Ltd. (a) (v)	12,600	45,963
Machinery — 4.14%
CNH Industrial NV	5,553	107,895
Professional Services — 0.44%
Hudson Global, Inc. (a)	399	11,499
TOTAL INDUSTRIALS		515,418
INFORMATION TECHNOLOGY — 5.27% Communications Equipment — 3.19%
Telefonaktiebolaget LM Ericsson (v)	7,544	83,007
Electronic Equipment, Instruments & Components — 1.02%
TE Connectivity Ltd.	165	26,621
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.06%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	230	$27,671
TOTAL INFORMATION TECHNOLOGY		137,299
Total common stocks (Cost $2,137,188)		2,580,728
Total long-term investments (Cost $2,137,188)		2,580,728
SHORT-TERM INVESTMENTS — 0.86%	Principal Amount
Time Deposits — 0.86%
Royal Bank of Canada, 0.01%, 01/03/2022*	$22,470	22,470
Total short-term investments (Cost $22,470)		22,470
Total investments — 99.88% (Cost $2,159,658)		2,603,198
Other assets in excess of liabilities — 0.12%		3,210
Net assets — 100.00%		$2,606,408

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $45,569, which represented 1.75% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,933,588, which represented 74.19% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Vermilion Energy, Inc.	0.88%
Nawi Brothers Ltd.	0.71%
Crescent Point Energy Corp.	0.71%
Kosmos Energy Ltd.	0.70%
Celestica, Inc.	0.70%
Centrica PLC	0.67%
Ferronordic AB	0.66%
Airport City Ltd.	0.63%
Rothschild & Company	0.61%
Suruga Bank Ltd.	0.61%

* Based on country of risk.

COMMON STOCKS — 97.83%	Shares Held	Value
COMMUNICATION SERVICES — 2.24% Diversified Telecommunication Services — 0.51%
O2 Czech Republic AS	2,800	$34,216
Entertainment — 0.38%
Akatsuki, Inc. (v)	400	10,020
GungHo Online Entertainment, Inc. (v)	700	15,736
		25,756
Media — 1.35%
APG SGA SA (a)	140	30,575
Atresmedia Corp. de Medios de Comunicacion SA (v)	3,200	12,196
Mediaset Espana Comunicacion SA (a) (v)	3,600	16,903
Metropole Television SA (v)	900	17,611
TX Group AG (a)	80	13,731
		91,016
TOTAL COMMUNICATION SERVICES		150,988
CONSUMER DISCRETIONARY — 10.25% Auto Components — 1.92%
Cie Plastic Omnium SA (v)	800	20,767
FCC Company Ltd. (v)	1,400	18,219
NHK Spring Company Ltd. (v)	2,600	22,116
Nokian Renkaat Oyj (v)	400	15,114
Toyota Boshoku Corp. (v)	1,200	23,544
TS Tech Company Ltd. (v)	2,400	29,543
		129,303
Automobiles — 0.85%
Mazda Motor Corp. (v)	3,900	29,924
Mitsubishi Motors Corp. (a) (v)	4,900	13,654
Trigano SA (v)	70	13,585
		57,163
	Shares Held	Value
Distributors — 0.55%
Inchcape PLC (v)	3,000	$37,054
Diversified Consumer Services — 0.49%
Anexo Group PLC (v)	18,000	32,788
Hotels, Restaurants & Leisure — 0.51%
Dalata Hotel Group PLC (a)	8,100	34,305
Household Durables — 2.04%
Crest Nicholson Holdings PLC	2,300	11,581
Henry Boot PLC	3,500	13,454
Portmeirion Group PLC (a) (v)	1,500	12,582
Redrow PLC (v)	3,700	35,312
Tachikawa Corp. (v)	2,800	27,661
Tamron Company Ltd. (v)	1,500	37,214
		137,804
Internet & Catalog Retail — 0.21%
Takkt AG (v)	800	13,957
Leisure Products — 0.49%
Furyu Corp. (v)	1,300	15,482
Photo-Me International PLC (a)	20,500	17,481
		32,963
Specialty Retail — 2.41%
Adastria Company Ltd. (v)	1,900	26,771
AOKI Holdings, Inc. (v)	5,800	31,149
Clas Ohlson AB (v)	1,900	28,822
Hornbach Baumarkt AG (v)	300	16,227
Mobilezone Holding AG (v)	1,600	23,864
Premier Investments Ltd. (v)	700	15,446
Super Retail Group Ltd. (v)	2,200	19,934
		162,213

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 0.78%
Hagihara Industries, Inc. (v)	1,500	$16,635
HUGO BOSS AG (v)	400	24,214
The Japan Wool Textile Company Ltd. (v)	1,500	11,938
		52,787
TOTAL CONSUMER DISCRETIONARY		690,337
CONSUMER STAPLES — 5.51% Beverages — 0.26%
Corby Spirit and Wine Ltd.	1,300	17,235
Food & Staples Retailing — 1.17%
Amsterdam Commodities NV (a)	500	14,174
Arcs Company Ltd. (v)	900	16,715
Kato Sangyo Company Ltd. (v)	1,100	32,070
Metcash Ltd. (v)	4,800	15,700
		78,659
Food Products — 3.33%
Austevoll Seafood ASA (v)	1,700	20,467
Ebara Foods Industry, Inc. (v)	1,400	32,655
Ezaki Glico Company Ltd. (v)	400	12,731
Greencore Group PLC (a)	7,700	13,497
Itoham Yonekyu Holdings, Inc. (v)	2,200	12,588
Neto ME Holdings Ltd. (v)	300	17,424
Nippn Corp. (v)	1,100	15,852
Nitto Fuji Flour Milling Company Ltd. (v)	600	19,827
Savencia SA (v)	150	10,456
Tassal Group Ltd. (v)	13,200	33,520
Tate & Lyle PLC (v)	1,400	12,596
Wynnstay Group PLC	2,900	22,766
		224,379
Personal Products — 0.19%
HABA Laboratories, Inc. (v)	600	12,805
Tobacco — 0.56%
Scandinavian Tobacco Group A/S (r) (v)	1,800	37,809
TOTAL CONSUMER STAPLES		370,887
ENERGY — 6.41% Energy Equipment & Services — 2.05%
Expro Group Holdings NV (a)	1,833	26,304
Subsea 7 SA (v)	4,700	33,621
Technip Energies NV (a) (v)	1,360	19,896
TechnipFMC PLC (a) (v)	5,000	30,018
TerraVest Industries, Inc.	1,300	28,241
		138,080
Oil, Gas & Consumable Fuels — 4.36%
Birchcliff Energy Ltd.	7,100	36,259
Capricorn Energy PLC (v)	13,961	36,033
	Shares Held	Value
Cardinal Energy Ltd. (a) (m)	8,100	$27,343
Crescent Point Energy Corp.	8,900	47,492
Kosmos Energy Ltd. (a)	13,600	47,056
Pantheon Resources PLC (a)	25,600	26,785
Pilipinas Shell Petroleum Corp. (a)	34,700	13,528
Vermilion Energy, Inc. (a)	4,700	59,076
		293,572
TOTAL ENERGY		431,652
FINANCIALS — 25.43% Banks — 9.90%
The Aichi Bank Ltd. (v)	500	20,260
Banca Popolare di Sondrio SCPA (v)	4,700	19,732
Banco de Sabadell SA (a) (v)	49,600	33,055
Bank Danamon Indonesia Tbk PT (v)	81,100	13,355
Bank Millennium SA (a) (v)	19,900	40,343
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	1,400	33,711
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	250	26,183
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France	410	40,143
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine	240	18,851
Caisse Regionale de Credit Agricole Mutuel Nord de France (v)	900	20,989
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	260	23,977
Canadian Western Bank	700	20,088
Collector AB (a) (v)	7,100	29,783
Dah Sing Financial Holdings Ltd. (v)	10,400	31,500
The Hachijuni Bank Ltd. (v)	5,800	19,815
The Iyo Bank Ltd. (v)	4,200	21,016
The Keiyo Bank Ltd. (v)	5,200	21,031
Komplett Bank ASA	21,900	19,223
The Musashino Bank Ltd. (v)	800	12,504
Pareto Bank ASA (v)	3,300	22,245
The Shikoku Bank Ltd. (v)	2,100	14,150
Sparebank 1 Oestlandet	1,400	23,146
Sparebanken Vest (v)	1,900	21,576
Sparekassen Sjaelland-Fyn A/S (a) (v)	1,000	25,270
Suruga Bank Ltd. (v)	9,300	41,079
The Tochigi Bank Ltd. (v)	8,800	17,663
TOMONY Holdings, Inc. (v)	4,900	13,490
Unicaja Banco SA (r) (v)	22,800	22,432
		666,610

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Capital Markets — 7.00%
ABG Sundal Collier Holding ASA (v)	19,500	$20,419
AGF Management Ltd.	5,900	38,946
Atreyu Capital Markets Ltd. (v)	1,300	28,111
Baader Bank AG	4,200	30,985
Flow Traders (r) (v)	500	18,325
GAM Holding AG (a) (v)	18,900	28,154
Insignia Financial Ltd. (v)	11,800	31,092
Jupiter Fund Management PLC (v)	3,700	12,830
Man Group PLC (v)	5,600	17,254
Manolete Partners PLC	9,500	32,146
Meitav Dash Investments Ltd. (v)	2,800	15,013
Navigator Global Investments Ltd. (v)	27,700	37,408
Numis Corp. PLC	6,900	31,941
Rothschild & Company (v)	900	41,364
Sawada Holdings Company Ltd. (v)	3,600	38,266
Toyo Securities Company Ltd. (v)	23,200	29,847
Value Partners Group Ltd. (v)	38,000	18,977
		471,078
Consumer Finance — 1.83%
AEON Financial Service Company Ltd. (v)	2,900	31,281
Hoist Finance AB (a) (r)	8,700	28,113
Nawi Brothers Ltd. (v)	4,700	48,111
Resurs Holding AB (r) (v)	3,800	15,949
		123,454
Diversified Financial Services — 2.46%
Banca IFIS SpA (v)	1,900	36,703
Burford Capital Ltd.	3,100	32,351
Challenger Ltd. (v)	3,400	16,150
Financial Products Group Company Ltd. (v)	5,300	31,530
GRENKE AG (v)	500	17,381
Plus500 Ltd. (v)	1,700	31,358
		165,473
Insurance — 4.05%
AUB Group Ltd. (v)	1,200	22,515
Beazley PLC (a) (v)	6,000	37,941
Clal Insurance Enterprises Holdings Ltd. (a) (v)	1,100	28,163
Coface SA (v)	1,600	22,798
Grupo Catalana Occidente SA (v)	400	13,669
Hiscox Ltd. (v)	2,900	34,058
Lancashire Holdings Ltd.	3,800	27,260
Solid Forsakring AB (a)	380	2,471
Unipol Gruppo SpA (v)	5,100	27,618
	Shares Held	Value
UNIQA Insurance Group AG (v)	2,400	$21,973
Vienna Insurance Group AG Wiener Versicherung Gruppe (v)	1,200	34,062
		272,528
Thrifts & Mortgage Finance — 0.19%
Asax Company Ltd. (v)	2,100	12,897
TOTAL FINANCIALS		1,712,040
HEALTH CARE — 3.30% Health Care Equipment & Supplies — 0.61%
Draegerwerk AG & Company KGaA (v)	230	14,080
Medmix AG (a) (r) (v)	170	8,400
Paramount Bed Holdings Company Ltd. (v)	1,100	18,660
		41,140
Health Care Providers & Services — 2.05%
Estia Health Ltd. (v)	20,200	33,820
FALCO HOLDINGS Company Ltd. (v)	1,300	23,270
Regis Healthcare Ltd. (v)	13,600	18,511
Ship Healthcare Holdings, Inc. (v)	600	13,981
Toho Holdings Company Ltd. (v)	2,200	33,579
Virtus Health Ltd. (v)	3,000	14,945
		138,106
Health Care Technology — 0.39%
GPI SpA	1,400	25,981
Pharmaceuticals — 0.25%
Tsumura & Company (v)	600	17,090
TOTAL HEALTH CARE		222,317
INDUSTRIALS — 22.65% Aerospace & Defense — 3.26%
Austal Ltd. (v)	27,100	38,439
Avio SpA (v)	2,600	34,588
Babcock International Group PLC (a) (v)	7,000	30,317
Meggitt PLC (a) (v)	2,000	20,015
QinetiQ Group PLC (v)	4,300	15,478
Saab AB (v)	1,200	30,480
Senior PLC (a) (v)	14,400	28,797
Ultra Electronics Holdings PLC (v)	500	21,590
		219,704
Air Freight & Logistics — 1.13%
bpost SA (a) (v)	2,200	19,202
Oesterreichische Post AG (v)	500	21,392
PostNL NV (v)	3,700	16,088
Wincanton PLC	3,900	19,426
		76,108

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Building Products — 1.20%
Centrotec SE	700	$18,529
Inrom Construction Industries Ltd. (v)	2,800	13,875
Nichiha Corp. (v)	500	13,294
Norcros PLC	4,800	20,336
Takasago Thermal Engineering Company Ltd. (v)	900	14,849
		80,883
Commercial Services & Supplies — 1.60%
Daiseki Company Ltd. (v)	280	12,439
Downer EDI Ltd. (v)	3,100	13,466
ISS A/S (a) (v)	700	13,273
Loomis AB	1,200	31,965
Okamura Corp. (v)	900	10,059
Pilot Corp. (v)	400	15,312
Societe BIC SA (v)	210	11,298
		107,812
Construction & Engineering — 3.18%
Balfour Beatty PLC (v)	3,500	12,467
Grupo Empresarial San Jose SA (v)	2,300	12,879
Hazama Ando Corp. (v)	1,900	14,299
Implenia AG (a) (v)	900	20,471
Keller Group PLC (v)	1,100	14,647
Kumagai Gumi Company Ltd. (v)	500	12,482
Maire Tecnimont SpA (v)	6,100	28,829
Monadelphous Group Ltd. (v)	1,800	12,654
Morgan Sindall Group PLC (v)	400	13,729
Per Aarsleff Holding A/S (v)	300	14,043
Severfield PLC	12,100	11,137
Strabag SE (v)	300	12,472
Sumitomo Mitsui Construction Company Ltd. (v)	2,800	10,418
Taikisha Ltd. (v)	400	10,897
Tobishima Corp. (v)	1,400	12,406
		213,830
Industrial Conglomerates — 1.59%
Chargeurs SA (v)	700	20,750
Indus Holding AG (v)	500	18,625
MBB SE (v)	210	32,735
Rheinmetall AG (v)	370	34,822
		106,932
Machinery — 7.20%
ANDRITZ AG (v)	400	20,573
Aumann AG (a) (r)	1,900	29,592
Bucher Industries AG (v)	40	19,711
Danieli & C Officine Meccaniche SpA (v)	2,000	39,091
	Shares Held	Value
Duerr AG (v)	700	$31,813
Ebara Corp. (v)	300	16,666
Frencken Group Ltd. (v)	8,000	11,679
Fu Yu Corp. Ltd.	55,600	11,552
Glory Ltd. (v)	900	17,143
The Japan Steel Works Ltd. (v)	500	16,782
Manitou BF SA	600	18,819
Meidensha Corp. (v)	600	14,300
Morgan Advanced Materials PLC (v)	3,700	18,057
Nitta Corp. (v)	800	20,500
Noritake Company Ltd. (v)	600	26,161
OKUMA Corp. (v)	300	13,351
OSG Corp. (v)	800	12,433
Ponsse Oyj (v)	300	14,469
Shibuya Corp. (v)	700	18,180
Shinmaywa Industries Ltd. (v)	1,400	10,650
Sulzer AG (v)	170	16,700
Takeuchi Manufacturing Company Ltd. (v)	800	18,979
Talgo SA (a) (r) (v)	2,600	16,049
Tsubakimoto Chain Company (v)	700	19,237
Tsukishima Kikai Company Ltd. (v)	1,800	17,747
Wacker Neuson SE (v)	500	14,302
		484,536
Professional Services — 2.12%
Assystem SA	400	17,077
Bertrandt AG (v)	600	38,928
Gateley Holdings PLC (v)	5,100	15,934
Impellam Group PLC (a) (v)	3,300	21,777
McMillan Shakespeare Ltd. (v)	2,300	20,229
Persol Holdings Company Ltd. (v)	600	17,444
SThree PLC	1,800	11,305
		142,694
Road & Rail — 0.35%
Nikkon Holdings Company Ltd. (v)	600	11,304
Sankyu, Inc. (v)	300	12,449
		23,753
Trading Companies & Distributors — 1.02%
Ferronordic AB	1,200	44,752
Kanamoto Company Ltd. (v)	600	12,587
Kanematsu Corp. (v)	1,000	11,140
		68,479
TOTAL INDUSTRIALS		1,524,731

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
INFORMATION TECHNOLOGY — 6.02% Communications Equipment — 0.51%
Evertz Technologies Ltd.	3,300	$34,280
Electronic Equipment, Instruments & Components — 3.17%
Alps Alpine Company Ltd. (v)	3,200	30,182
Celestica, Inc. (a)	4,200	46,816
Daitron Company Ltd. (v)	1,600	29,836
Esprinet SpA (v)	800	11,715
Horiba Ltd. (v)	200	11,761
Japan Aviation Electronics Industry Ltd. (v)	2,200	38,129
Kaga Electronics Company Ltd. (v)	700	19,896
V Technology Company Ltd. (v)	800	24,989
		213,324
IT Services — 1.36%
CSE Global Ltd.	57,900	21,268
DTS Corp. (v)	500	10,982
Global Dominion Access SA (r) (v)	2,700	14,246
KNOW IT AB	600	24,933
Sword Group (v)	400	19,939
		91,368
Semiconductors & Semiconductor Equipment — 0.26%
UMS Holdings Ltd. (v)	15,625	17,602
Software — 0.72%
Silverlake Axis Ltd. (v)	178,800	36,452
System Research Company Ltd. (v)	700	12,063
		48,515
TOTAL INFORMATION TECHNOLOGY		405,089
MATERIALS — 10.32% Chemicals — 2.78%
ASAHI YUKIZAI Corp. (v)	1,100	16,510
Dai Nippon Toryo Company Ltd. (v)	4,200	30,204
Kanto Denka Kogyo Company Ltd. (v)	3,300	32,510
Nihon Parkerizing Company Ltd. (v)	1,200	11,745
Sumitomo Seika Chemicals Company Ltd. (v)	1,100	29,991
Toagosei Company Ltd. (v)	2,000	20,120
Tokuyama Corp. (v)	1,700	27,032
Yushiro Chemical Industry Company Ltd. (v)	2,000	19,498
		187,610
Construction Materials — 2.30%
Buzzi Unicem SpA (v)	800	17,237
Cementir Holding NV (v)	3,100	29,562
CSR Ltd. (v)	5,000	21,408
Forterra PLC (r)	8,900	33,249
	Shares Held	Value
H+H International A/S (a)	700	$24,648
Vicat SA (v)	700	28,679
		154,783
Containers & Packaging — 0.97%
Fuji Seal International, Inc. (v)	600	11,047
Mayr Melnhof Karton AG (v)	100	20,032
Takemoto Yohki Company Ltd. (v)	2,300	16,602
Winpak Ltd.	600	17,631
		65,312
Metals & Mining — 2.77%
Anglo Pacific Group PLC	11,500	20,983
Dowa Holdings Company Ltd. (v)	300	12,627
MACA Ltd. (v)	34,200	20,417
Macmahon Holdings Ltd.	98,200	13,217
Mount Gibson Iron Ltd. (v)	99,700	30,836
OceanaGold Corp. (a) (m)	11,400	19,827
Regis Resources Ltd. (v)	21,800	31,024
Sandfire Resources Ltd. (v)	4,300	20,659
Tokyo Steel Manufacturing Company Ltd. (v)	1,400	16,793
		186,383
Paper & Forest Products — 1.50%
Altri SGPS SA (v)	2,000	12,749
Iberpapel Gestion SA	1,500	30,739
Miquel y Costas & Miquel SA	1,100	16,406
The Navigator Company SA (v)	5,800	22,094
Stella-Jones, Inc. (m)	600	18,978
		100,966
TOTAL MATERIALS		695,054
REAL ESTATE — 3.05% Equity Real Estate Investment Trusts — 1.21%
First Real Estate Investment Trust	50,600	11,452
Impact Healthcare Reit PLC	21,200	34,319
SmartCentres Real Estate Investment Trust	1,400	35,627
		81,398
Real Estate Management & Development — 1.84%
Airport City Ltd. (a) (v)	1,900	42,554
Great Eagle Holdings Ltd. (v)	11,000	30,770
Nisshin Group Holdings Company Ltd. (v)	8,200	36,158
Shinoken Group Company Ltd. (v)	1,800	14,523
		124,005
TOTAL REAL ESTATE		205,403

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
UTILITIES — 2.65% Electric Utilities — 0.85%
EVN AG (v)	700	$21,120
Fjordkraft Holding ASA (r) (v)	2,200	11,882
Hokkaido Electric Power Company, Inc. (v)	2,800	12,523
Hokuriku Electric Power Company (v)	2,200	11,204
		56,729
Gas Utilities — 0.78%
Hiroshima Gas Company Ltd. (v)	5,700	18,240
Italgas SpA (v)	5,000	34,369
		52,609
Independent Power and Renewable Electricity Producers — 0.16%
Electric Power Development Company Ltd. (v)	800	10,632
Greenvolt-Energias Renovaveis SA (a)	36	260
		10,892
Multi-Utilities — 0.86%
ACEA SpA (v)	600	12,820
Centrica PLC (a) (v)	46,500	45,092
		57,912
TOTAL UTILITIES		178,142
Total common stocks (Cost $5,603,229)		6,586,640
Total long-term investments (Cost $5,603,229)		6,586,640
SHORT-TERM INVESTMENTS — 1.71%	Principal Amount
Time Deposits — 1.71%
Royal Bank of Canada, 0.01%, 01/03/2022*	$114,899	114,899
Total short-term investments (Cost $114,899)		114,899
Total investments — 99.54% (Cost $5,718,128)		6,701,539
Other assets in excess of liabilities — 0.46%		31,180
Net assets — 100.00%		$6,732,719

(a) — Non-income producing security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $66,148, which represented 0.98% of net assets.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $236,046, which represented 3.51% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $4,956,902, which represented 73.62% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
F5, Inc.	8.08%
General Electric Company	5.56%
Alphabet, Inc.	4.88%
Microsoft Corp.	4.80%
Berkshire Hathaway, Inc.	4.46%
Range Resources Corp.	3.99%
NOV, Inc.	3.97%
Credit Suisse Group AG	3.58%
Arrow Electronics, Inc.	3.31%
Wells Fargo & Company	3.27%

* Excluding short-term securities

COMMON STOCKS — 98.47%	Shares Held	Value
COMMUNICATION SERVICES — 13.38% Interactive Media & Services — 4.88%
Alphabet, Inc. (a)	9,400	$27,232,176
Media — 7.29%
Discovery, Inc. (a)	584,200	13,378,180
News Corp.	419,700	9,363,507
Stagwell, Inc. (a)	2,068,300	17,932,161
		40,673,848
Wireless Telecommunication Services — 1.21%
Vodafone Group PLC — ADR	451,700	6,743,881
TOTAL COMMUNICATION SERVICES		74,649,905
CONSUMER DISCRETIONARY — 4.80% Automobiles — 2.61%
General Motors Company (a)	248,700	14,581,281
Internet & Catalog Retail — 0.89%
Points International Ltd. (a)	184,000	2,848,320
Redbubble Ltd. (a) (v)	889,200	2,114,219
		4,962,539
Specialty Retail — 1.30%
The ODP Corp. (a)	183,670	7,214,558
TOTAL CONSUMER DISCRETIONARY		26,758,378
CONSUMER STAPLES — 1.25% Tobacco — 1.25%
Philip Morris International, Inc.	73,400	6,973,000
TOTAL CONSUMER STAPLES		6,973,000
ENERGY — 14.29% Energy Equipment & Services — 4.60%
Expro Group Holdings NV (a)	179,400	2,574,390
Mcdermott International Ltd. (a)	2,266,028	929,072
NOV, Inc.	1,636,500	22,174,575
		25,678,037
	Shares Held	Value
Oil, Gas & Consumable Fuels — 9.69%
Berry Corp.	433,600	$3,650,912
Capricorn Energy PLC (v)	2,725,445	7,034,322
Equitrans Midstream Corp.	289,000	2,988,260
Hess Corp.	103,800	7,684,314
Kosmos Energy Ltd. (a)	965,500	3,340,630
Range Resources Corp. (a)	1,248,200	22,255,406
Royal Dutch Shell PLC — ADR	164,100	7,121,940
		54,075,784
TOTAL ENERGY		79,753,821
FINANCIALS — 23.95% Banks — 6.32%
Citigroup, Inc.	210,400	12,706,056
Popular, Inc.	52,100	4,274,284
Wells Fargo & Company	380,600	18,261,188
		35,241,528
Capital Markets — 9.71%
Credit Suisse Group AG — ADR	2,070,700	19,961,548
The Goldman Sachs Group, Inc.	32,200	12,318,110
Rothschild & Company (v)	296,100	13,608,430
State Street Corp.	89,100	8,286,300
		54,174,388
Consumer Finance — 1.24%
SLM Corp.	352,900	6,941,543
Diversified Financial Services — 4.46%
Berkshire Hathaway, Inc. (a)	83,300	24,906,700
Insurance — 2.22%
American International Group, Inc.	172,800	9,825,408
Global Indemnity Group LLC	102,500	2,575,825
		12,401,233
TOTAL FINANCIALS		133,665,392

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 3.10% Health Care Equipment & Supplies — 1.45%
Medtronic PLC	78,400	$8,110,480
Health Care Providers & Services — 1.65%
CVS Health Corp.	89,100	9,191,556
TOTAL HEALTH CARE		17,302,036
INDUSTRIALS — 12.16% Aerospace & Defense — 2.46%
Babcock International Group PLC (a) (v)	3,170,900	13,732,898
Air Freight & Logistics — 2.57%
Royal Mail PLC (v)	2,097,300	14,379,515
Construction & Engineering — 1.32%
Fluor Corp. (a)	297,600	7,371,552
Industrial Conglomerates — 5.56%
General Electric Company	328,300	31,014,501
Professional Services — 0.25%
Hudson Global, Inc. (a)	48,170	1,388,260
TOTAL INDUSTRIALS		67,886,726
INFORMATION TECHNOLOGY — 21.54% Communications Equipment — 9.11%
F5, Inc. (a)	184,200	45,075,582
Telefonaktiebolaget LM Ericsson — ADR	528,700	5,746,969
		50,822,551
Electronic Equipment, Instruments & Components — 3.31%
Arrow Electronics, Inc. (a)	137,600	18,475,552
IT Services — 2.37%
Euronet Worldwide, Inc. (a)	111,200	13,251,704
Software — 6.75%
Microsoft Corp.	79,700	26,804,704
Oracle Corp.	96,500	8,415,765
Telos Corp. (a)	159,600	2,461,032
		37,681,501
TOTAL INFORMATION TECHNOLOGY		120,231,308
MATERIALS — 2.48% Chemicals — 2.27%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (f) (i) (m) (o) (u)	32,422	11,376,231
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,269,060
		12,645,291
Metals & Mining — 0.21%
American Zinc Recycling Corp. (Acquired 07/24/2014 — 12/10/2019, Cost $7,295,703) (a) (f) (i) (m) (u)	7,042	1,194,655
TOTAL MATERIALS		13,839,946
	Shares Held	Value
REAL ESTATE — 1.52% Equity Real Estate Investment Trusts — 1.52%
Seritage Growth Properties (a) (l)	640,700	$8,502,089
TOTAL REAL ESTATE		8,502,089
Total common stocks (Cost $479,695,843)		549,562,601
PREFERRED STOCKS — 0.11%
FINANCIALS — 0.11% Thrifts & Mortgage Finance — 0.11%
Federal Home Loan Mortgage Corp. — Series K (a)	33,300	139,860
Federal Home Loan Mortgage Corp. — Series N (a)	116,400	417,876
Federal Home Loan Mortgage Corp. — Series S (a)	18,400	78,016
TOTAL FINANCIALS		635,752
Total preferred stocks (Cost $268,508)		635,752
TERM LOANS — 0.67%	Principal Amount
CONSUMER DISCRETIONARY — 0.01% Specialty Retail — 0.01%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 11/04/2019, Cost $5,038,279) (b) (d) (i) (m)	$8,654,049	63,824
TOTAL CONSUMER DISCRETIONARY		63,824
ENERGY — 0.16% Energy Equipment & Services — 0.16%
Lealand Finance Company BV 3.104% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	442,883	263,515
1.104% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 12/31/2021, Cost $1,471,480) (b) (m) (p)	1,352,742	610,986
TOTAL ENERGY		874,501
MATERIALS — 0.50% Chemicals — 0.50%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (m) (u)	2,649,013	2,649,013
UTEX Industries, Inc. 5.250% Cash or 5.750% PIK (1 Month LIBOR USD + 3.750%), 12/03/2025 (Acquired 05/11/2021, Cost $95,560) (b) (m) (p)	147,048	145,088
TOTAL MATERIALS		2,794,101
Total term loans (Cost $9,697,215)		3,732,426

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

PURCHASED PUT OPTIONS — 0.02%	Contracts (100 shares per contract)	Notional Amount	Value
CONSUMER DISCRETIONARY — 0.02% Automobiles — 0.02%
Tesla, Inc. (a) Expiration: June 2022, Exercise Price: $160.00	100	$10,567,800	$4,550
Expiration: January 2023, Exercise Price: $600.00	15	1,585,170	78,180
TOTAL CONSUMER DISCRETIONARY			82,730
Total purchased put options (Cost $853,297)			82,730
Total long-term investments (Cost $490,514,863)			554,013,509

COLLATERAL FOR SECURITIES ON LOAN — 0.01%	Shares Held
Money Market Funds — 0.01%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 0.03%^		82,350	82,350
Total collateral for securities on loan (Cost $82,350)			82,350
SHORT-TERM INVESTMENTS — 0.31%	Principal Amount
Time Deposits — 0.31%
Citigroup, Inc., 0.01%, 01/04/2022*	GBP	1	1
JPMorgan Chase & Company, 0.01%, 01/03/2022*		$1,726,275	1,726,275
Total short-term investments (Cost $1,726,276)			1,726,276
Total investments — 99.59% (Cost $492,323,489)			555,822,135
Other assets in excess of liabilities — 0.41%			2,266,883
Net assets — 100.00%			$558,089,018

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2021.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $15,219,899, which represented 2.73% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $13,903,770, which represented 2.49% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $80,703. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $17,572,372, which represented 3.15% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $50,869,384, which represented 9.11% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2021.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers*	Percent of net assets
CCO Holdings LLC / CCO Holdings Capital Corp.	1.97%
American Zinc Recycling Corp.	1.83%
Ford Motor Credit Company LLC	1.38%
General Electric Company	1.32%
RA Parent, Inc.	1.24%
Boardriders, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.23%
Brookfield Asset Management, Inc. (includes Brookfield Residential Properties, Inc. / Brookfield Residential US LLC and Clarios Global LP / Clarios US Finance Company)	0.95%
CSC Holdings LLC	0.92%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	0.90%
Schweitzer-Mauduit International, Inc.	0.89%

*Excluding investment companies and short-term securities

CORPORATE BONDS — 81.37%	Principal Amount	Value
Advertising — 0.00%
Vericast Corp. 11.000%, 09/15/2026 (r)	$610	$647
Aerospace/Defense — 1.39%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	5,677,000	5,654,519
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	4,253,000	4,465,586
TransDigm, Inc. 6.250%, 03/15/2026 (r)	4,622,000	4,809,838
		14,929,943
Airlines — 0.49%
United Airlines, Inc. 4.375%, 04/15/2026 (r)	5,013,000	5,233,823
Auto Loans — 1.38%
Ford Motor Credit Company LLC 5.113%, 05/03/2029	13,028,000	14,825,408
Auto Parts & Equipment — 2.32%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	3,388,000	3,460,130
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	5,313,000	5,737,057
Clarios Global LP / Clarios US Finance Company 6.250%, 05/15/2026 (r)	4,607,000	4,825,902
	Principal Amount	Value
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	$5,236,000	$5,549,584
Meritor, Inc. 4.500%, 12/15/2028 (r)	5,414,000	5,435,737
		25,008,410
Automakers — 0.44%
General Motors Company 5.200%, 04/01/2045	3,786,000	4,695,051
Banking — 0.83%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	3,276,000	3,538,244
Texas Capital Bancshares, Inc. 4.000% (Fixed until 05/05/2026, then 5 Year Treasury Constant Maturity + 3.150%), 05/06/2031 (b)	5,181,000	5,359,472
		8,897,716
Building & Construction — 2.93%
Ashton Woods USA LLC / Ashton Woods Finance Company 4.625%, 08/01/2029 (r)	5,439,000	5,379,253
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	5,239,000	5,366,386

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	$5,141,000	$5,354,197
TopBuild Corp. 4.125%, 02/15/2032 (r)	5,340,000	5,487,838
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	4,462,000	4,795,534
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	5,023,000	5,181,275
		31,564,483
Building Materials — 2.58%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	5,320,000	5,401,024
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (r)	4,653,000	4,636,272
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (r)	2,518,000	2,477,473
PGT Innovations, Inc. 4.375%, 10/01/2029 (r)	5,311,000	5,346,663
Standard Industries, Inc. 4.375%, 07/15/2030 (r)	5,885,000	6,016,118
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	3,575,000	3,925,136
		27,802,686
Cable & Satellite TV — 5.29%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (c) (r)	19,686,000	21,277,613
CSC Holdings LLC 5.750%, 01/15/2030 (r)	9,912,000	9,894,307
DirecTV Financing LLC / DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027 (r)	4,358,000	4,467,822
DISH DBS Corp. 5.750%, 12/01/2028 (r)	5,439,000	5,503,588
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	5,000,000	5,175,000
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	5,116,000	5,410,759
Ziggo BV 4.875%, 01/15/2030 (r)	5,124,000	5,263,475
		56,992,564
Chemicals — 3.99%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	4,917,000	5,130,889
Diamond BC BV 4.625%, 10/01/2029 (r)	3,305,000	3,283,468
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,221,000	2,371,662
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (r)	5,318,000	5,245,702
	Principal Amount	Value
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	$5,109,000	$4,912,636
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/2026 (r)	5,352,000	5,499,180
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	5,626,000	5,747,015
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	4,803,000	5,018,583
WR Grace Holdings LLC 5.625%, 08/15/2029 (r)	5,630,000	5,777,787
		42,986,922
Consumer — Products — 0.50%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	5,006,000	5,367,658
Consumer/Commercial/Lease Financing — 0.29%
Rent-A-Center, Inc. 6.375%, 02/15/2029 (r)	3,031,000	3,164,122
Diversified Capital Goods — 3.29%
General Electric Company 3.533% (3 Month LIBOR USD + 3.330%), Perpetual (b)	14,346,000	14,274,270
JB Poindexter & Company, Inc. 7.125%, 04/15/2026 (r)	760,000	796,324
Matthews International Corp. 5.250%, 12/01/2025 (r)	4,601,000	4,718,901
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	5,776,000	5,755,871
Railworks Holdings LP / Railworks Rally, Inc. 8.250%, 11/15/2028 (r)	3,227,000	3,328,392
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	6,199,000	6,524,633
		35,398,391
Electric — Generation — 0.76%
Calpine Corp. 5.000%, 02/01/2031 (r)	2,970,000	2,974,589
3.750%, 03/01/2031 (r)	5,436,000	5,247,534
		8,222,123
Electric — Integrated — 0.49%
PG&E Corp. 5.250%, 07/01/2030	5,078,000	5,334,414
Electronics — 0.50%
II-VI, Inc. 5.000%, 12/15/2029 (r)	5,300,000	5,423,490
Energy — Exploration & Production — 4.14%
California Resources Corp. 7.125%, 02/01/2026 (r)	3,604,000	3,748,538
Callon Petroleum Company 6.375%, 07/01/2026	5,136,000	4,884,541

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Civitas Resources, Inc. 7.500%, 04/30/2026	$1,841,025	$1,859,960
5.000%, 10/15/2026 (r)	2,777,000	2,807,964
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	3,753,000	3,889,046
Independence Energy Finance LLC 7.250%, 05/01/2026 (r)	3,111,000	3,235,704
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	3,092,000	2,894,236
Murphy Oil Corp. 6.375%, 07/15/2028	7,821,000	8,324,360
Penn Virginia Holdings LLC 9.250%, 08/15/2026 (r)	2,000,000	2,077,500
Southwestern Energy Company 7.750%, 10/01/2027	4,387,000	4,736,864
4.750%, 02/01/2032	2,680,000	2,827,507
Tap Rock Resources LLC 7.000%, 10/01/2026 (r)	3,235,000	3,367,764
		44,653,984
Food — Wholesale — 1.81%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	5,114,000	5,147,113
Kraft Heinz Foods Company 5.000%, 07/15/2035	3,047,000	3,733,570
Lamb Weston Holdings, Inc. 4.375%, 01/31/2032 (r)	3,926,000	4,055,303
Post Holdings, Inc. 4.500%, 09/15/2031 (r)	6,662,000	6,622,827
		19,558,813
Forestry/Paper — 2.37%
Ahlstrom-Munksjo Holding 3 Oy 4.875%, 02/04/2028 (r)	6,004,000	5,930,211
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (r)	3,081,000	3,184,829
Mercer International, Inc. 5.125%, 02/01/2029	6,386,000	6,533,261
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	3,472,000	3,684,660
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	5,894,000	6,174,142
		25,507,103
Gaming — 4.03%
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	5,258,000	5,372,335
Churchill Downs, Inc. 5.500%, 04/01/2027 (r)	3,232,000	3,332,192
Everi Holdings, Inc. 5.000%, 07/15/2029 (r)	5,129,000	5,188,727
International Game Technology PLC 6.250%, 01/15/2027 (r)	4,267,000	4,783,307
	Principal Amount	Value
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	$5,203,000	$5,312,471
MGM Resorts International 5.500%, 04/15/2027	4,905,000	5,229,123
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc. 8.500%, 11/15/2027 (r)	3,000,000	3,244,365
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	5,625,000	5,743,659
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	5,636,000	5,247,116
		43,453,295
Gas Distribution — 4.00%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	4,348,000	4,509,963
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	5,128,000	5,341,017
EQM Midstream Partners LP 5.500%, 07/15/2028	4,378,000	4,789,182
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	5,139,000	5,506,027
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	5,231,000	5,222,552
Oasis Midstream Partners LP / OMP Finance Corp. 8.000%, 04/01/2029 (r)	5,436,000	5,932,959
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	6,631,000	6,653,778
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031 (r)	2,570,000	2,728,646
3.875%, 11/01/2033 (r)	2,313,000	2,436,445
		43,120,569
Health Facilities — 2.04%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	4,697,000	4,942,841
6.875%, 04/01/2028 (r)	2,573,000	2,525,181
Encompass Health Corp. 4.750%, 02/01/2030	5,273,000	5,438,968
HCA, Inc. 5.875%, 02/01/2029	2,085,000	2,487,738
Tenet Healthcare Corp. 6.250%, 02/01/2027 (r)	3,210,000	3,326,700
4.375%, 01/15/2030 (r)	3,239,000	3,287,099
		22,008,527
Health Services — 1.10%
Charles River Laboratories International, Inc. 4.000%, 03/15/2031 (r)	5,395,000	5,535,513
DaVita, Inc. 4.625%, 06/01/2030 (r)	6,197,000	6,355,395
		11,890,908

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Hotels — 1.47%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow 5.000%, 06/01/2029 (r)	$5,125,000	$5,261,094
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	5,289,000	5,332,158
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	5,137,000	5,260,391
		15,853,643
Insurance Brokerage — 0.52%
AmWINS Group, Inc. 4.875%, 06/30/2029 (r)	5,553,000	5,618,053
Investments & Miscellaneous Financial Services — 0.69%
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	7,441,000	7,401,935
Machinery — 0.89%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	5,168,000	5,067,328
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	4,335,000	4,483,582
		9,550,910
Media — Broadcast — 0.52%
Gray Escrow II, Inc. 5.375%, 11/15/2031 (r)	5,475,000	5,642,234
Media — Cable — 0.41%
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (r)	4,338,000	4,400,077
Media — Diversified — 0.64%
National CineMedia LLC 5.750%, 08/15/2026	6,365,000	4,953,625
5.875%, 04/15/2028 (r)	2,187,000	1,965,927
		6,919,552
Media Content — 1.36%
News Corp. 3.875%, 05/15/2029 (r)	5,208,000	5,269,090
Sirius XM Radio, Inc. 4.000%, 07/15/2028 (r)	5,167,000	5,204,822
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	3,937,000	4,182,236
		14,656,148
Medical Products — 1.74%
Grifols Escrow Issuer SA 4.750%, 10/15/2028 (r)	5,326,000	5,442,480
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029 (r)	3,931,000	3,924,986
5.250%, 10/01/2029 (r)	3,931,000	3,992,795
	Principal Amount	Value
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	$4,835,000	$5,378,188
		18,738,449
Metals/Mining Excluding Steel — 1.16%
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,830,000	5,744,095
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	6,576,000	6,729,747
		12,473,842
Oil Field Equipment & Services — 2.80%
Bristow Group, Inc. 6.875%, 03/01/2028 (r)	2,599,000	2,707,222
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	9,484,000	8,829,983
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	4,064,000	3,683,671
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	7,972,000	5,828,449
TechnipFMC PLC 6.500%, 02/01/2026 (r)	1,511,000	1,618,087
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	4,469,000	4,322,819
Valaris Ltd. 8.250% Cash or 12.000% PIK or 5.125% Cash & 5.125% PIK, 04/30/2028 (p) (r)	3,105,000	3,235,705
		30,225,936
Oil Refining & Marketing — 1.83%
Parkland Corp. 4.625%, 05/01/2030 (r)	5,852,000	5,825,402
PBF Holding Company LLC / PBF Finance Corp. 9.250%, 05/15/2025 (r)	2,955,000	2,814,209
6.000%, 02/15/2028	9,160,000	5,898,628
Renewable Energy Group, Inc. 5.875%, 06/01/2028 (r)	5,000,000	5,144,525
		19,682,764
Personal & Household Products — 1.50%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	4,920,000	5,229,124
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	5,681,000	5,552,979
The Scotts Miracle-Gro Company 4.375%, 02/01/2032 (r)	5,370,000	5,364,710
		16,146,813
Pharmaceuticals — 2.38%
Bausch Health Companies, Inc. 7.250%, 05/30/2029 (r)	3,634,000	3,602,766
5.250%, 02/15/2031 (r)	6,575,000	5,787,973
Jazz Securities DAC 4.375%, 01/15/2029 (r)	4,618,000	4,789,651

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	$6,034,000	$6,314,430
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (r)	5,040,000	5,158,087
		25,652,907
Real Estate Development & Management — 0.51%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/2029 (r)	5,311,000	5,451,874
Recreation & Travel — 2.18%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	5,758,000	5,940,615
Carnival Corp. 4.000%, 08/01/2028 (r)	2,717,000	2,702,152
6.000%, 05/01/2029 (r)	2,800,000	2,791,530
Royal Caribbean Cruises Ltd. 11.500%, 06/01/2025 (r)	2,008,000	2,251,500
5.500%, 08/31/2026 (r)	2,758,000	2,807,423
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	7,114,000	7,053,175
		23,546,395
Reinsurance — 0.61%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,169,983	6,546,876
Restaurants — 1.29%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	5,504,000	5,419,128
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	2,721,000	2,904,028
Papa John's International, Inc. 3.875%, 09/15/2029 (r)	5,618,000	5,598,197
		13,921,353
Software/Services — 1.93%
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (r)	5,250,000	5,493,705
LogMeIn, Inc. 5.500%, 09/01/2027 (r)	5,045,000	5,110,787
Twilio, Inc. 3.625%, 03/15/2029	4,805,000	4,854,924
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	5,274,000	5,307,859
		20,767,275
Specialty Retail — 3.85%
Academy Ltd. 6.000%, 11/15/2027 (r)	5,079,000	5,425,362
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044	8,512,000	7,083,090
	Principal Amount	Value
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	$7,162,000	$6,493,356
Kontoor Brands, Inc. 4.125%, 11/15/2029 (r)	5,323,000	5,331,889
Liberty Interactive LLC 8.250%, 02/01/2030	5,273,000	5,781,344
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	5,205,000	5,563,807
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	5,691,000	5,850,718
		41,529,566
Steel Producers/Products — 0.74%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	3,782,000	3,948,294
Carpenter Technology Corp. 6.375%, 07/15/2028	3,818,000	4,059,777
		8,008,071
Support — Services — 1.76%
Gartner, Inc. 4.500%, 07/01/2028 (r)	4,444,000	4,648,469
Ritchie Bros Holdings, Inc. 4.750%, 12/15/2031 (r)	5,148,000	5,383,212
Summer BC Bidco B LLC 5.500%, 10/31/2026 (r)	4,567,000	4,681,175
Vizient, Inc. 6.250%, 05/15/2027 (r)	4,055,000	4,236,461
		18,949,317
Technology Hardware & Equipment — 1.62%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	3,596,000	3,600,010
CommScope, Inc. 6.000%, 03/01/2026 (r)	3,031,000	3,126,007
NCR Corp. 6.125%, 09/01/2029 (r)	4,712,000	5,055,093
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	5,359,000	5,656,317
		17,437,427
Telecom — Satellite — 0.49%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	5,575,000	5,241,281
Telecom — Wireline Integrated & Services — 0.62%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,354,000	3,552,037
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 6.500%, 02/15/2029 (r)	3,115,000	3,109,019
		6,661,056
Tobacco — 0.47%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,007,000	5,024,675

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Transport Infrastructure/Services — 0.43%
GasLog Ltd. 8.875%, 03/22/2022	$4,533,000	$4,589,005
Total corporate bonds (Cost $859,152,337)		876,678,484
CONVERTIBLE BONDS — 0.71%
Hotels — 0.50%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	4,870,000	5,386,949
Railroads — 0.21%
The Greenbrier Companies, Inc. 2.875%, 04/15/2028 (r)	2,048,000	2,237,440
Total convertible bonds (Cost $6,979,419)		7,624,389
ASSET-BACKED SECURITIES — 0.38%
Airlines — 0.38%
Air Canada Pass-Through Trust, Series 2020-2, Class A 5.250%, 04/01/2029 (r)	3,809,311	4,154,532
Total asset-backed securities (Cost $3,858,617)		4,154,532
TERM LOANS — 7.13%
Advertising — 0.49%
AP Core Holdings II LLC 6.250% (1 Month LIBOR USD + 5.500%), 09/01/2027 (Acquired 07/21/2021, Cost $5,176,067) (b) (m)	5,233,750	5,241,915
Airlines — 0.52%
AAdvantage Loyalty IP Ltd. 5.500% (1 Month LIBOR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021, Cost $5,640,418) (b) (m)	5,425,000	5,630,852
Building & Construction — 0.55%
Tutor Perini Corp. 5.750% (1 Month LIBOR USD + 4.750%), 08/18/2027 (Acquired 08/14/2020, Cost $5,792,492) (b) (m)	5,892,900	5,914,998
Building Materials — 0.30%
Foundation Building Materials, Inc. 3.750% (1 Month LIBOR USD + 3.250%), 01/31/2028 (Acquired 02/03/2021, Cost $3,247,521) (b) (m)	3,255,621	3,237,308
Cable & Satellite TV — 0.23%
DirecTV Financing LLC 5.750% (1 Month LIBOR USD + 5.000%), 08/02/2027 (Acquired 07/22/2021, Cost $2,409,635) (b) (m)	2,433,975	2,439,354
	Principal Amount	Value
Consumer/Commercial/Lease Financing — 0.31%
Rent-A-Center, Inc. 3.750% (1 Month LIBOR USD + 3.250%), 02/17/2028 (Acquired 02/04/2021, Cost $3,375,500) (b) (m)	$3,379,463	$3,381,592
Forestry/Paper — 0.31%
Schweitzer-Mauduit International, Inc. 4.500% (1 Month LIBOR USD + 3.750%), 01/27/2028 (Acquired 02/23/2021, Cost $3,349,170) (b) (m)	3,383,000	3,378,771
Health Services — 0.44%
MedAssets Software Intermediate Holdings, Inc. 4.500% (1 Month LIBOR USD + 4.000%), 11/17/2028 (Acquired 11/19/2021 — 11/22/2021,Cost $4,004,611) (b) (e) (m)	4,009,000	4,015,254
7.250% (1 Month LIBOR USD + 6.750%), 11/19/2029 (Acquired 11/19/2021, Cost $740,720) (b) (e) (m)	752,000	751,763
		4,767,017
Machinery — 0.44%
Granite US Holdings Corp. 4.224% (1 Month LIBOR USD + 4.000%), 09/30/2026 (Acquired 09/25/2019, Cost $4,653,141) (b) (m)	4,760,660	4,766,611
Oil Field Equipment & Services — 0.58%
ChampionX Holding, Inc. 6.000% (1 Month LIBOR USD + 5.000%), 06/03/2027 (Acquired 05/29/2020 — 09/08/2021, Cost $4,252,945) (b) (m)	4,355,622	4,417,210
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	1,826,992	1,826,992
		6,244,202
Oil Refining & Marketing — 0.37%
Par Petroleum LLC 6.880% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 04/16/2021, Cost $3,926,593) (b) (m)	3,999,532	3,989,533
Personal & Household Products — 0.53%
Journey Personal Care Corp. 5.000% (1 Month LIBOR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $5,615,422) (b) (m)	5,643,640	5,648,352
Pharmaceuticals — 0.66%
Mallinckrodt International Finance SA 6.250% (3 Month LIBOR USD + 5.500%), 02/24/2025 (Acquired 12/23/2019 — 01/22/2020, Cost $6,729,907) (b) (d) (m)	7,610,965	7,140,721
Software/Services — 0.47%
Syncapay, Inc. 7.500% (1 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,840,661) (b) (m)	5,021,250	5,042,164

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Specialty Retail — 0.47%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 08/23/2019, Cost $5,291,346) (b) (d) (i) (m)	$9,145,977	$67,452
Boardriders, Inc. 7.500% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,070,029) (b) (i) (m)	6,127,969	3,523,582
9.000% (1 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020 — 12/08/2021, Cost $1,525,776) (b) (f) (m)	1,525,776	1,457,116
		5,048,150
Support — Services — 0.46%
Drive Chassis Holdco LLC 6.874% (1 Month LIBOR USD + 6.750%), 04/10/2026 (Acquired 04/12/2019, Cost $4,746,731) (b) (m)	4,930,000	4,960,813
Total term loans (Cost $83,215,677)		76,832,353
CONVERTIBLE PREFERRED STOCKS — 0.71%	Shares Held
Building & Construction — 0.71%
Fluor Corp., 6.500% (i) (r)	5,802	7,678,367
Total convertible preferred stocks (Cost $5,802,000)		7,678,367
PREFERRED STOCKS — 0.97%
Hotels — 0.20%
Pebblebrook Hotel Trust — Series F, 6.300%	85,621	2,164,499
Specialty Retail — 0.77%
Quiksilver, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	8,286,383
Total preferred stocks (Cost $30,848,797)		10,450,882
COMMON STOCKS — 4.52%
Energy — Exploration & Production — 0.72%
Civitas Resources, Inc.	46,273	2,265,989
Jonah Energy Parent LLC (Acquired 12/31/2020, Cost $204,836) (a) (f) (i) (m) (u)	13,656	157,044
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	8,969,064	0
Ranger Oil Corp. (a)	161,036	4,335,089
Unit Corp. (a) (i)	30,405	982,081
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	0
		7,740,203
Metals/Mining Excluding Steel — 3.07%
American Zinc Recycling Corp. (Acquired 07/19/2012 — 12/10/2019, Cost $32,793,156) (a) (f) (i) (m) (o) (u)	116,127	19,699,835
	Shares Held	Value
RA Parent, Inc. (Acquired 12/23/2014 — 08/09/2019, Cost $18,046,222) (a) (f) (i) (m) (o) (u)	291	$13,367,140
		33,066,975
Oil Field Equipment & Services — 0.73%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (f) (i) (m) (o) (u)	22,361	7,846,028
Total common stocks (Cost $89,619,985)		48,653,206
INVESTMENT COMPANIES — 2.14%
Exchange Traded Funds — 2.14%
iShares Broad USD High Yield Corporate Bond ETF	560,222	23,075,544
Total investment companies (Cost $22,906,653)		23,075,544
Total long-term investments (Cost $1,102,383,485)		1,055,147,757
SHORT-TERM INVESTMENTS — 0.91%	Principal Amount
Time Deposits — 0.91%
National Australia Bank Ltd., 0.01%, 01/03/2022*	$9,792,751	9,792,751
Royal Bank of Canada, 0.01%, 01/03/2022*	6,595	6,595
Total short-term investments (Cost $9,799,346)		9,799,346
Total investments — 98.84% (Cost $1,112,182,831)		1,064,947,103
Other assets in excess of liabilities — 1.16%		12,444,069
Net assets — 100.00%		$1,077,391,172

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2021.

(c) — All or a portion of this security is segregated for delayed delivery securities and/or unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f)   — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $52,640,538, which represented 4.89% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $63,434,904, which represented 5.89% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $126,188,783, which represented 11.71% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2021

Hotchkis & Wiley High Yield Fund (Unaudited)

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $721,932,354, which represented 67.01% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2021 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$99,534,864	$504,422,877	$437,460,612	$516,978,923	$487,744,808
Affiliated issuers	—	—	—	4,886,799	—
Collateral for securities on loan*	—	—	—	634,995	3,726,955
Short-term investments*	282,917	9,766,871	2,138,205	11,226,268	8,435,882
Cash	2	86	18	51	29
Cash denominated in foreign currencies#	—	—	11	—	—
Dividends and interest receivable	168,001	838,988	982,160	268,428	463,667
Receivable for investments sold	—	—	—	—	58,119
Receivable for Fund shares sold	20,580	829,790	359,691	580,321	500,131
Other assets	26,925	47,523	39,672	50,234	57,606
Total assets	$100,033,289	$515,906,135	$440,980,369	$534,626,019	$500,987,197
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$634,995	$3,726,955
Payable for investments purchased	—	365,814	—	2,012,613	221,702
Payable for Fund shares repurchased	28,886	90,658	153,998	405,556	1,252,879
Payable to Advisor	42,476	288,999	274,887	332,030	236,250
Payable to Trustees	133	319	392	125	49
Accrued distribution and service fees	47,413	219,814	179,036	65,957	5,389
Accrued expenses and other liabilities	46,058	182,084	151,394	236,860	131,526
Total liabilities	164,966	1,147,688	759,707	3,688,136	5,574,750
Commitments and contingencies (Note 8)
Net assets	$99,868,323	$514,758,447	$440,220,662	$530,937,883	$495,412,447
Net Assets consist of:
Paid-in capital	$112,783,503	$409,681,177	$668,433,590	$449,832,361	$389,774,455
Total accumulated distributable earnings (losses)	$(12,915,180)	$105,077,270	$(228,212,928)	$81,105,522	$105,637,992
Net assets	$99,868,323	$514,758,447	$440,220,662	$530,937,883	$495,412,447
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$60,436,153	$283,765,221	$280,834,474	$486,094,958	$486,473,089
Shares outstanding (unlimited shares $0.001 par value authorized)	2,332,992	6,394,678	6,343,742	6,739,650	35,455,001
Net asset value per share	$25.90	$44.38	$44.27	$72.12	$13.72
Calculation of Net Asset Value Per Share — Class A
Net assets	$38,209,147	$211,883,175	$122,828,996	$34,447,858	$7,756,271
Shares outstanding (unlimited shares $0.001 par value authorized)	1,468,317	4,800,834	2,821,234	479,694	568,446
Net asset value per share	$26.02	$44.13	$43.54	$71.81	$13.64
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$27.46	$46.58	$45.95	$75.79	$14.40
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$1,223,023	$6,665,331	$5,438,277	$1,347,229
Shares outstanding (unlimited shares $0.001 par value authorized)	47,038	152,143	143,770	23,500
Net asset value per share	$26.00	$43.81	$37.83	$57.33
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$12,444,720	$31,118,915	$9,047,838	$1,183,087
Shares outstanding (unlimited shares $0.001 par value authorized)		280,555	703,162	125,496	86,277
Net asset value per share		$44.36	$44.26	$72.10	$13.71
*Cost of long-term investments
Unaffiliated issuers	$78,190,378	$394,498,094	$341,606,475	$426,455,227	$399,482,323
Affiliated issuers	—	—	—	17,211,831	—
*Cost of collateral for securities on loan	—	—	—	634,995	3,726,955
*Cost of short-term investments	282,917	9,766,871	2,101,114	11,226,268	8,435,882
#Cost of cash denominated in foreign currencies	$—	$—	$10	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2021 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$37,368,877	$2,580,728	$6,586,640	$542,637,278	$1,014,234,754
Affiliated issuers	—	—	—	11,376,231	40,913,003
Collateral for securities on loan*	—	—	—	82,350	—
Short-term investments*	281,461	22,470	114,899	1,726,276	9,799,346
Cash	2	—	—	8	42
Cash held at broker	—	—	—	11,415	—
Dividends and interest receivable	115,524	15,356	12,641	1,461,245	14,048,723
Receivable for investments sold	—	—	—	4,377,521	6,733,418
Receivable for Fund shares sold	53,238	—	—	1,017,404	2,016,477
Receivable from Advisor	—	7,989	12,855	—	—
Other assets	18,581	2,324	29,973	65,335	86,859
Total assets	$37,837,683	$2,628,867	$6,757,008	$562,755,063	$1,087,832,622
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$82,350	$—
Payable for investments purchased	—	—	—	3,623,458	6,695,508
Payable for Fund shares repurchased	—	—	—	363,163	2,167,650
Payable to Advisor	15,767	—	—	354,666	437,427
Payable to Trustees	32	—	—	132	554
Accrued distribution and service fees	2,071	—	—	119,643	6,476
Distributions payable to shareholders	—	—	—	—	828,034
Accrued expenses and other liabilities	27,135	22,459	24,289	122,633	305,801
Total liabilities	45,005	22,459	24,289	4,666,045	10,441,450
Commitments and contingencies (Note 8)
Net assets	$37,792,678	$2,606,408	$6,732,719	$558,089,018	$1,077,391,172
Net Assets consist of:
Paid-in capital	$30,329,230	$2,195,684	$5,765,431	$485,094,297	$1,443,069,035
Total accumulated distributable earnings (losses)	$7,463,448	$410,724	$967,288	$72,994,721	$(365,677,863)
Net assets	$37,792,678	$2,606,408	$6,732,719	$558,089,018	$1,077,391,172
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$36,247,336	$2,606,408	$6,732,719	$385,526,024	$884,240,546
Shares outstanding (unlimited shares $0.001 par value authorized)	2,421,062	222,318	554,980	10,966,714	76,766,209
Net asset value per share	$14.97	$11.72	$12.13	$35.15	$11.52
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,545,342			$98,794,981	$37,478,659
Shares outstanding (unlimited shares $0.001 par value authorized)	103,163			2,806,889	3,282,908
Net asset value per share	$14.98			$35.20	$11.42
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.81			$37.15
(Net asset value per share divided by 0.9625)					$11.86
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$25,322,731	$1,387,033
Shares outstanding (unlimited shares $0.001 par value authorized)				790,889	120,520
Net asset value per share				$32.02	$11.51
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$48,445,282	$154,284,934
Shares outstanding (unlimited shares $0.001 par value authorized)				1,378,598	13,394,209
Net asset value per share				$35.14	$11.52
*Cost of long-term investments
Unaffiliated issuers	$29,723,827	$2,137,188	$5,603,229	$483,622,613	$1,023,767,996
Affiliated issuers	—	—	—	6,892,250	78,615,489
*Cost of collateral for securities on loan	—	—	—	82,350	—
*Cost of short-term investments	281,461	22,470	114,899	1,726,276	9,799,346
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$885,026	$4,297,979	$3,708,021	$4,314,555	$5,036,479
Interest	25	200	107	138	244
Securities on loan, net	55	371	98	29,117	17,881
Total income	885,106	4,298,550	3,708,226	4,343,810	5,054,604
Expenses:
Advisory fees	356,754	1,654,026	1,625,706	2,011,231	1,519,312
Professional fees and expenses	11,371	23,551	22,776	25,882	22,212
Custodian fees and expenses	3,485	7,554	8,484	9,821	8,490
Transfer agent fees and expenses	57,752	314,769	278,558	541,727	270,075
Accounting fees and expenses	13,043	27,874	27,449	32,716	30,357
Administration fees and expenses	24,992	83,145	81,272	97,100	77,348
Compliance fees	886	3,949	3,689	4,514	3,678
Trustees' fees and expenses	6,124	26,895	25,589	31,242	25,296
Reports to shareholders	2,884	10,640	13,495	32,300	5,766
Registration fees	24,832	35,982	35,880	39,445	31,136
Distribution and service fees — Class A	49,133	199,494	146,470	44,252	8,967
Distribution and service fees — Class C	5,650	35,136	32,281	8,151	—
Other expenses	7,151	24,140	21,227	25,961	16,923
Total expenses	564,057	2,447,155	2,322,876	2,904,342	2,019,560
Fee waiver/expense reimbursement by Advisor (Note 2)	(101,538)	(3,813)	—	—	(140,977)
Net expenses	462,519	2,443,342	2,322,876	2,904,342	1,878,583
Net investment income	422,587	1,855,208	1,385,350	1,439,468	3,176,021
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	850,772	8,803,946	17,447,598	48,906,740	43,257,969
Sales of affiliated issuers	—	—	—	(3,932,098)	—
Foreign currency transactions	(6)	161	(950)	—	—
Net realized gains	850,766	8,804,107	17,446,648	44,974,642	43,257,969
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	2,864,905	6,385,864	6,141,143	(24,869,951)	(25,185,381)
Securities of affiliated issuers	—	—	—	6,085,791	—
Net change in unrealized appreciation/depreciation	2,864,905	6,385,864	6,141,143	(18,784,160)	(25,185,381)
Net gains	3,715,671	15,189,971	23,587,791	26,190,482	18,072,588
Net Increase in Net Assets Resulting from Operations	$4,138,258	$17,045,179	$24,973,141	$27,629,950	$21,248,609
*Net of Foreign Taxes Withheld	$10,730	$63,358	$42,198	$40,738	$6,356

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$342,819	$29,006	$66,136	$3,598,336	$971,031
Interest	1,801	217	8	326,190	26,823,247
Securities on loan, net	—	—	—	1,182	—
Total income	344,620	29,223	66,144	3,925,708	27,794,278
Expenses:
Advisory fees	140,892	10,300	27,093	2,107,078	2,985,995
Professional fees and expenses	8,562	6,626	6,731	27,801	48,597
Custodian fees and expenses	5,619	9,799	40,763	13,501	27,449
Transfer agent fees and expenses	18,167	121	194	230,035	551,759
Accounting fees and expenses	13,247	13,808	22,873	32,526	79,114
Administration fees and expenses	20,358	20,247	22,928	95,672	185,761
Compliance fees	317	26	59	4,606	9,125
Trustees' fees and expenses	2,172	149	392	31,596	63,025
Reports to shareholders	1,186	735	736	9,560	25,692
Registration fees	17,689	2,200	3,108	33,581	45,088
Distribution and service fees — Class A	1,850	—	—	115,240	48,556
Distribution and service fees — Class C	—	—	—	131,394	7,716
Other expenses	4,057	2,305	2,802	25,541	67,425
Total expenses	234,116	66,316	127,679	2,858,131	4,145,302
Fee waiver/expense reimbursement by Advisor (Note 2)	(53,799)	(54,043)	(94,152)	—	(367,303)
Net expenses	180,317	12,273	33,527	2,858,131	3,777,999
Net investment income	164,303	16,950	32,617	1,067,577	24,016,279
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,832,460	82,082	130,010	53,613,298	1,256,504
Sales of affiliated issuers	—	—	—	—	46
Foreign currency transactions	(1,633)	(564)	(1,635)	(35,336)	4
Futures contracts	—	—	—	872,966	—
Net realized gains	1,830,827	81,518	128,375	54,450,928	1,256,554
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	(405,797)	(46,073)	(89,200)	(17,800,596)	98,232
Securities of affiliated issuers	—	—	—	(685,726)	(6,947,265)
Futures contracts	—	—	—	(403,023)	—
Net change in unrealized appreciation/depreciation	(405,797)	(46,073)	(89,200)	(18,889,345)	(6,849,033)
Net gains (losses)	1,425,030	35,445	39,175	35,561,583	(5,592,479)
Net Increase in Net Assets Resulting from Operations	$1,589,333	$52,395	$71,792	$36,629,160	$18,423,800
*Net of Foreign Taxes Withheld	$18,378	$2,823	$10,837	$77,497	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021
Operations:
Net investment income	$422,587	$993,767	$1,855,208	$4,667,389
Net realized gains	850,766	1,876,667	8,804,107	9,995,846
Net change in unrealized appreciation/depreciation	2,864,905	40,296,325	6,385,864	188,924,665
Net increase in net assets resulting from operations	4,138,258	43,166,759	17,045,179	203,587,900
Dividends and Distributions to Shareholders:
Class I	(657,851)	(992,196)	(2,427,861)	(4,266,621)
Class A	(334,023)	(525,542)	(1,326,174)	(2,063,556)
Class C	(1,799)	(8,023)	—	(18,447)
Class Z	—	—	(121,577)	(156,287)
Net decrease in net assets resulting from dividends and distributions to shareholders	(993,673)	(1,525,761)	(3,875,612)	(6,504,911)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(12,042,271)	(5,288,401)	38,794,927	(121,846,115)
Net Assets:
Total increase (decrease) in net assets	(8,897,686)	36,352,597	51,964,494	75,236,874
Beginning of period	108,766,009	72,413,412	462,793,953	387,557,079
End of period	$99,868,323	$108,766,009	$514,758,447	$462,793,953

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021
Operations:
Net investment income	$1,385,350	$5,360,742	$1,439,468	$1,979,403
Net realized gains	17,446,648	42,592,192	44,974,642	68,227,665
Net change in unrealized appreciation/depreciation	6,141,143	182,855,325	(18,784,160)	196,989,781
Net increase in net assets resulting from operations	24,973,141	230,808,259	27,629,950	267,196,849
Dividends and Distributions to Shareholders:
Class I	(3,616,474)	(5,186,501)	(1,727,552)	(3,423,111)
Class A	(1,423,942)	(2,090,006)	(77,062)	(203,554)
Class C	(1,906)	(162,167)	—	(5,353)
Class Z	(434,467)	(489,503)	(51,094)	(86,524)
Net decrease in net assets resulting from dividends and distributions to shareholders	(5,476,789)	(7,928,177)	(1,855,708)	(3,718,542)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(31,892,014)	(69,449,403)	(54,543,081)	(74,946,971)
Net Assets:
Total increase (decrease) in net assets	(12,395,662)	153,430,679	(28,768,839)	188,531,336
Beginning of period	452,616,324	299,185,645	559,706,722	371,175,386
End of period	$440,220,662	$452,616,324	$530,937,883	$559,706,722

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021
Operations:
Net investment income	$3,176,021	$3,311,779	$164,303	$257,456
Net realized gains	43,257,969	12,693,177	1,830,827	2,374,924
Net change in unrealized appreciation/depreciation	(25,185,381)	131,129,477	(405,797)	12,022,169
Net increase in net assets resulting from operations	21,248,609	147,134,433	1,589,333	14,654,549
Dividends and Distributions to Shareholders:
Class I	(29,365,305)	(2,363,036)	(245,800)	(444,350)
Class A	(461,227)	(18,884)	(6,987)	(2,722)
Class Z	(75,948)	(6,779)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(29,902,480)	(2,388,699)	(252,787)	(447,072)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	66,504,522	147,825,977	(1,052,945)	(2,014,373)
Net Assets:
Total increase in net assets	57,850,651	292,571,711	283,601	12,193,104
Beginning of period	437,561,796	144,990,085	37,509,077	25,315,973
End of period	$495,412,447	$437,561,796	$37,792,678	$37,509,077

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021+
Operations:
Net investment income	$16,950	$38,235	$32,617	$107,363
Net realized gains	81,518	112,066	128,375	1,086,186
Net change in unrealized appreciation/depreciation	(46,073)	910,487	(89,200)	1,072,378
Net increase in net assets resulting from operations	52,395	1,060,788	71,792	2,265,927
Dividends and Distributions to Shareholders:
Class I	(37,541)	(30,073)	(1,250,186)	(120,245)
Net decrease in net assets resulting from dividends and distributions to shareholders	(37,541)	(30,073)	(1,250,186)	(120,245)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	37,541	(350,564)	1,250,186	4,515,245
Net Assets:
Total increase in net assets	52,395	680,151	71,792	6,660,927
Beginning of period	2,554,013	1,873,862	6,660,927	—
End of period	$2,606,408	$2,554,013	$6,732,719	$6,660,927

+ The Fund commenced operations on June 30, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021	Six months ended December 31, 2021 (unaudited)	Year ended June 30, 2021
Operations:
Net investment income	$1,067,577	$7,799,559	$24,016,279	$66,989,826
Net realized gains (losses)	54,450,928	87,813,065	1,256,554	(84,290,349)
Net change in unrealized appreciation/depreciation	(18,889,345)	137,389,230	(6,849,033)	247,790,180
Net increase in net assets resulting from operations	36,629,160	233,001,854	18,423,800	230,489,657
Dividends and Distributions to Shareholders:
Class I	(49,243,055)	(7,100,606)	(19,602,968)	(45,766,603)
Class A	(12,046,592)	(1,983,365)	(817,457)	(1,971,546)
Class C	(3,121,171)	(577,064)	(26,521)	(95,373)
Class Z	(5,855,755)	(924,361)	(3,679,396)	(17,732,127)
Net decrease in net assets resulting from dividends and distributions to shareholders	(70,266,573)	(10,585,396)	(24,126,342)	(65,565,649)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	47,268,038	(194,829,898)	(26,735,612)	(603,574,274)
Net Assets:
Total increase (decrease) in net assets	13,630,625	27,586,560	(32,438,154)	(438,650,266)
Beginning of period	544,458,393	516,871,833	1,109,829,326	1,548,479,592
End of period	$558,089,018	$544,458,393	$1,077,391,172	$1,109,829,326

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$25.09	$0.12	$0.97	$1.09	$(0.28)	$—	$(0.28)
Year ended 6/30/2021	15.31	0.25	9.92	10.17	(0.39)	—	(0.39)
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Class A
Six months ended 12/31/2021*	25.18	0.09	0.98	1.07	(0.23)	—	(0.23)
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Class C
Six months ended 12/31/2021*	25.07	(0.01)	0.98	0.97	(0.04)	—	(0.04)
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income (loss)
Class I
Six months ended 12/31/2021*	$25.90	4.38%	$60,436	0.80%[3]		1.01%[3]		0.94%[3]
Year ended 6/30/2021	25.09	67.14	63,906	0.80		1.03		1.24
Year ended 6/30/2020	15.31	–17.51	46,372	0.80		1.04		1.83
Year ended 6/30/2019	18.90	2.08	63,333	0.83		0.99		1.65
Year ended 6/30/2018	18.80	9.81	65,503	0.95		1.02		1.25
Year ended 6/30/2017	17.43	28.05	68,260	0.95		1.09		1.21
Class A
Six months ended 12/31/2021*	26.02	4.25	38,209	1.05	[3]	1.23	[3]	0.68 [3]
Year ended 6/30/2021	25.18	66.74	43,719	1.05		1.24		1.00
Year ended 6/30/2020	15.36	–17.68	24,972	1.05		1.25		1.57
Year ended 6/30/2019	18.95	1.78	35,807	1.08		1.24		1.39
Year ended 6/30/2018	18.85	9.57	39,616	1.20		1.27		1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20		1.34		1.00
Class C
Six months ended 12/31/2021*	26.00	3.87	1,223	1.80	[3]	1.97	[3]	(0.05)[3]
Year ended 6/30/2021	25.07	65.57	1,141	1.80		1.97		0.25
Year ended 6/30/2020	15.24	–18.33	1,069	1.80		1.98		0.80
Year ended 6/30/2019	18.77	0.98	2,141	1.83		1.99		0.64
Year ended 6/30/2018	18.64	8.77	2,598	1.95		2.02		0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95		2.09		0.23

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	7%	32%	28%	26%	28%	25%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$43.29	$0.19	$1.28	$1.47	$(0.38)	$—	$(0.38)
Year ended 6/30/2021	26.81	0.41	16.64	17.05	(0.57)	—	(0.57)
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Class A
Six months ended 12/31/2021*	43.04	0.14	1.26	1.40	(0.31)	—	(0.31)
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Class C
Six months ended 12/31/2021*	42.57	(0.02)	1.26	1.24	—	—	—
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Class Z
Six months ended 12/31/2021*	43.30	0.22	1.28	1.50	(0.44)	—	(0.44)
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)
Period from 9/30/2019[4] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2021*	$44.38	3.41%	$283,765	0.95%[3]	0.95%[3]	0.87%[3]
Year ended 6/30/2021	43.29	64.20	293,318	0.95	0.98	1.19
Year ended 6/30/2020	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	31.04	26.22	269,714	0.99	0.99	1.38
Class A
Six months ended 12/31/2021*	44.13	3.27	211,883	1.17[3]	1.17[3]	0.66 [3]
Year ended 6/30/2021	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Class C
Six months ended 12/31/2021*	43.81	2.91	6,665	1.89[3]	1.89[3]	(0.08)[3]
Year ended 6/30/2021	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Class Z
Six months ended 12/31/2021*	44.36	3.47	12,445	0.83[3]	0.83[3]	0.98[3]
Year ended 6/30/2021	43.30	64.34	12,958	0.84	0.84	1.32
Period from 9/30/2019[4] to 6/30/2020	26.82	–17.65	6,943	0.83[3]	0.83[3]	2.37[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	10%	25%	29%	23%	41%	27%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$42.23	$0.15	$2.45	$2.60	$(0.56)	$—	$(0.56)
Year ended 6/30/2021	22.27	0.48	20.20	20.68	(0.72)	—	(0.72)
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Class A
Six months ended 12/31/2021*	41.52	0.11	2.42	2.53	(0.51)	—	(0.51)
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Class C
Six months ended 12/31/2021*	35.80	(0.05)	2.09	2.04	(0.01)	—	(0.01)
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Class Z
Six months ended 12/31/2021*	42.25	0.18	2.46	2.64	(0.63)	—	(0.63)
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)
Period from 9/30/2019[4] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2021*	$44.27	6.20%	$280,834	1.01%[3]	1.01%[3]	0.69%[3]
Year ended 6/30/2021	42.23	93.96	302,584	1.04	1.04	1.50
Year ended 6/30/2020	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03	1.03	0.28
Class A
Six months ended 12/31/2021*	43.54	6.12	122,829	1.21[3]	1.21[3]	0.50[3]
Year ended 6/30/2021	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Class C
Six months ended 12/31/2021*	37.83	5.71	5,438	1.96[3]	1.96[3]	(0.30)[3]
Year ended 6/30/2021	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Class Z
Six months ended 12/31/2021*	44.26	6.25	31,119	0.88[3]	0.88[3]	0.86[3]
Year ended 6/30/2021	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[4] to 6/30/2020	22.26	–26.16	15,976	0.89[3]	0.89[3]	2.12[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	9%	37%	27%	34%	32%	37%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$68.58	$0.19	$3.61	$3.80	$(0.26)	$—	$(0.26)
Year ended 6/30/2021	38.22	0.23	30.56	30.79	(0.43)	—	(0.43)
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Class A
Six months ended 12/31/2021*	68.24	0.14	3.58	3.72	(0.15)	—	(0.15)
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Class C
Six months ended 12/31/2021*	54.55	(0.09)	2.87	2.78	—	—	—
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Class Z
Six months ended 12/31/2021*	68.62	0.26	3.62	3.88	(0.40)	—	(0.40)
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)
Period from 9/30/2019[4] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2021*	$72.12	5.54%	$486,095	1.07%[3]	1.07%[3]	0.55%[3]
Year ended 6/30/2021	68.58	80.88	512,396	1.07	1.07	0.44
Year ended 6/30/2020	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	59.31	28.15	669,810	1.04	1.04	0.35
Class A
Six months ended 12/31/2021*	71.81	5.46	34,448	1.22[3]	1.22[3]	0.40[3]
Year ended 6/30/2021	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Class C
Six months ended 12/31/2021*	57.33	5.08	1,347	1.94[3]	1.94[3]	(0.31)[3]
Year ended 6/30/2021	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Class Z
Six months ended 12/31/2021*	72.10	5.65	9,048	0.87[3]	0.87[3]	0.74[3]
Year ended 6/30/2021	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[4] to 6/30/2020	38.23	–22.99	6,540	0.87[3]	0.87[3]	1.72[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	15%	36%	34%	40%	29%	29%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$13.99	$0.10	$0.50	$0.60	$(0.14)	$(0.73)	$(0.87)
Year ended 6/30/2021	7.88	0.14	6.07	6.21	(0.10)	—	(0.10)
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Class A
Six months ended 12/31/2021*	13.91	0.08	0.50	0.58	(0.12)	(0.73)	(0.85)
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Class Z
Six months ended 12/31/2021*	13.99	0.10	0.50	0.60	(0.15)	(0.73)	(0.88)
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)
Period from 9/30/2019[4] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2021*	$13.72	4.44%	$486,473	0.80%[3]	0.86%[3]	1.36%[3]
Year ended 6/30/2021	13.99	79.26	427,708	0.80	0.87	1.21
Year ended 6/30/2020	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	12.06	33.26	19,265	0.90	1.70	0.86
Class A
Six months ended 12/31/2021*	13.64	4.26	7,756	1.05[3]	1.14[3]	1.12[3]
Year ended 6/30/2021	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Class Z
Six months ended 12/31/2021*	13.71	4.40	1,183	0.75[3]	0.75[3]	1.42[3]
Year ended 6/30/2021	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[4] to 6/30/2020	7.87	–20.75	40	0.80[3]	0.84[3]	1.41[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	32%	42%	53%	84%	95%	58%

	Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Six months ended 12/31/2021*	$14.44	$0.07	$0.56	$0.63	$(0.10)	$—
Year ended 6/30/2021	8.96	0.10	5.56	5.66	(0.18)	—
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—
Class A
Six months ended 12/31/2021*	14.43	0.05	0.57	0.62	(0.07)	—
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—

				Ratios to Average Net Assets
Global Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2021*	$(0.10)	$14.97	4.39%	$36,247	0.95%[3]	1.24%[3]	0.88%[3]
Year ended 6/30/2021	(0.18)	14.44	63.58	36,025	0.95	1.29	0.83
Year ended 6/30/2020	(0.31)	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	(1.04)	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	(0.72)	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	(0.10)	12.82	27.93	7,694	1.10	3.37	1.00
Class A
Six months ended 12/31/2021*	(0.07)	14.98	4.29	1,545	1.20[3]	1.45[3]	0.64[3]
Year ended 6/30/2021	(0.15)	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	(0.29)	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	(0.99)	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	(0.69)	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	(0.08)	12.80	27.69	436	1.35	3.37	1.19

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	15%	39%	36%	36%	43%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Six months ended 12/31/2021*	$11.66	$0.08	$0.15	$0.23	$(0.17)	$—
Year ended 6/30/2021	7.59	0.15	4.04	4.19	(0.12)	—
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)

				Ratios to Average Net Assets
International Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2021*	$(0.17)	$11.72	2.12%	$2,606	0.95%[3]	5.15%[3]	1.32%[3]
Year ended 6/30/2021	(0.12)	11.66	55.37	2,554	0.95	5.13	1.56
Year ended 6/30/2020	(0.35)	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	(0.72)	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	(0.70)	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	(0.41)	11.85	26.14	2,422	1.15	7.36	1.12

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	10%	29%	30%	42%	33%	34%

	Income from investment operations			Dividends and distributions
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Six months ended 12/31/2021*	$14.83	$0.07	$0.01	$0.08	$(0.39)	$(2.39)
Period from 6/30/2020[4] to 6/30/2021	10.00	0.24	4.87	5.11	(0.08)	(0.20)

				Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2021*	$(2.78)	$12.13	1.05%	$6,733	0.99%[3]	3.77%[3]	0.96%[3]
Period from 6/30/2020[4] to 6/30/2021	(0.28)	14.83	51.58	6,661	0.99	4.27	1.91

	Six Months Ended December 31, 2021*	Year Ended June 30, 2021
Portfolio turnover rate	4%	63%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$37.42	$0.09	$2.46	$2.55	$(0.45)	$(4.37)	$(4.82)
Year ended 6/30/2021	22.61	0.50	15.06	15.56	(0.75)	—	(0.75)
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Class A
Six months ended 12/31/2021*	37.43	0.04	2.46	2.50	(0.36)	(4.37)	(4.73)
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Class C
Six months ended 12/31/2021*	34.31	(0.09)	2.25	2.16	(0.08)	(4.37)	(4.45)
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Class Z
Six months ended 12/31/2021*	37.43	0.11	2.45	2.56	(0.48)	(4.37)	(4.85)
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)
Period from 9/30/2019[4] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2021*	$35.15	6.94%	$385,526	0.94%[3]	0.94%[3]	0.46%[3]
Year ended 6/30/2021	37.42	69.77	390,241	0.94	0.94	1.69
Year ended 6/30/2020	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	27.99	28.79	347,924	0.99	0.99	1.46
Class A
Six months ended 12/31/2021*	35.20	6.83	98,795	1.20[3]	1.20[3]	0.22[3]
Year ended 6/30/2021	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Class C
Six months ended 12/31/2021*	32.02	6.44	25,323	1.90[3]	1.90[3]	(0.52)[3]
Year ended 6/30/2021	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Class Z
Six months ended 12/31/2021*	35.14	6.99	48,445	0.86[3]	0.86[3]	0.55[3]
Year ended 6/30/2021	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[4] to 6/30/2020	22.62	–16.61	16,207	0.85[3]	0.85[3]	1.95[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	29%	76%	47%	60%	55%	83%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital capital gains)	Total distributions
Class I
Six months ended 12/31/2021*	$11.58	$0.26	$(0.06)	$0.20	$(0.26)	$—	$(0.26)
Year ended 6/30/2021	10.22	0.59	1.34	1.93	(0.57)	—	(0.57)
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)
Year ended 6/30/2018	12.26	0.72	(0.37)[5]	0.35	(0.71)	—	(0.71)
Year ended 6/30/2017	11.47	0.75	0.79[5]	1.54	(0.75)	—	(0.75)
Class A
Six months ended 12/31/2021*	11.48	0.24	(0.06)	0.18	(0.24)	—	(0.24)
Year ended 6/30/2021	10.13	0.56	1.33	1.89	(0.54)	—	(0.54)
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)
Year ended 6/30/2018	12.18	0.69	(0.37)[6]	0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78[5]	1.50	(0.72)	—	(0.72)
Class C
Six months ended 12/31/2021*	11.57	0.20	(0.06)	0.14	(0.20)	—	(0.20)
Year ended 6/30/2021	10.21	0.49	1.34	1.83	(0.47)	—	(0.47)
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Year ended 6/30/2018	12.26	0.60	(0.38)[5]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79[5]	1.42	(0.63)	—	(0.63)
Class Z
Six months ended 12/31/2021*	11.58	0.26	(0.06)	0.20	(0.26)	—	(0.26)
Year ended 6/30/2021	10.22	0.61	1.33	1.94	(0.58)	—	(0.58)
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)
Period from 3/29/2018[4] to 6/30/2018	12.00	0.18	(0.12)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2021*	$11.52	1.74%	$884,241	0.70%[3]	0.77%[3]	4.42%[3]
Year ended 6/30/2021	11.58	19.32	857,715	0.70	0.75	5.34
Year ended 6/30/2020	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70	0.74	6.22
Class A
Six months ended 12/31/2021*	11.42	1.61	37,479	0.93[3]	0.99[3]	4.19[3]
Year ended 6/30/2021	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Class C
Six months ended 12/31/2021*	11.51	1.22	1,387	1.70[3]	1.78[3]	3.42[3]
Year ended 6/30/2021	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Class Z
Six months ended 12/31/2021*	11.52	1.78	154,285	0.60[3]	0.66[3]	4.50[3]
Year ended 6/30/2021	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[4] to 6/30/2018	11.90	0.59	328,769	0.60[3]	0.70[3]	6.54[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2021*	2021	2020	2019	2018	2017
Portfolio turnover rate	24%	82%	67%	41%	38%	46%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

5  Redemption fees per share were less than $0.005.

6  Includes redemption fees per share of $0.01.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2021 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2021:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$99,534,864	$504,422,877	$409,244,725	$520,649,047	$487,744,808
Money Market Funds	—	—	—	634,995	3,726,955
Time Deposits	282,917	9,766,871	2,138,205	11,226,268	8,435,882
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	18,629,544	1,216,675	—
Industrials	—	—	9,586,343	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$99,817,781	$514,189,748	$439,598,817	$533,726,985	$499,907,645
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 Quoted prices in an active market:
Common Stocks	$26,737,180	$647,140	$1,629,738	$484,853,271	$7,583,159
Investment Companies	—	—	—	—	23,075,544
Preferred Stocks	—	—	—	635,752	2,164,499
Purchased Put Options	—	—	—	78,180	—
Money Market Funds	—	—	—	82,350	—
Time Deposits	281,461	22,470	114,899	1,726,276	9,799,346
Level 2 Other significant observable market inputs:
Common Stocks:
Communication Services	—	94,926	72,466	—	—
Consumer Discretionary	1,127,873	171,749	613,516	2,114,219	—
Consumer Staples	1,482,097	201,812	303,215	—	—
Energy	—	150,760	119,568	7,034,322	—
Financials	4,348,551	761,269	1,282,505	13,608,430	—
Health Care	—	74,041	196,336	—	—
Industrials	3,673,176	396,024	1,290,241	28,112,413	—
Information Technology	—	83,007	277,792	—	—
Materials	—	—	499,376	1,269,060	—
Real Estate	—	—	124,005	—	—
Utilities	—	—	177,882	—	—
Convertible Preferred Stocks	—	—	—	—	7,678,367
Convertible Bonds	—	—	—	—	7,624,389
Corporate Bonds	—	—	—	—	876,678,484
Asset-Backed Securities	—	—	—	—	4,154,532
Term Loans	—	—	—	1,083,413	75,005,361
Purchased Put Options	—	—	—	4,550	—
Level 3 Significant unobservable inputs:
Common Stocks:
Energy — Exploration & Production	—	—	—	—	157,044
Materials	—	—	—	12,570,886	—
Metals/Mining Excluding Steel	—	—	—	—	33,066,975
Oil Field Equipment & Services	—	—	—	—	7,846,028
Preferred Stocks:
Specialty Retail	—	—	—	—	8,286,383
Term Loans	—	—	—	2,649,013	1,826,992
Total Investments	$37,650,338	$2,603,198	$6,701,539	$555,822,135	$1,064,947,103

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2021:

	Fair Value at December 31, 2021	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$11,376,231	Market comparable companies	EBIT multiple	8.0x - 18.3x	Increase
	1,194,655	Transaction price**	N/A	$169.64	Increase
Total Common Stocks	12,570,886
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$15,219,899
High Yield
Common Stocks	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	7,846,028	Market comparable companies	EBIT multiple	8.0x - 18.3x	Increase
	13,524,184	Transaction price	N/A	$11.50 - $46,000.00 ($45,465.84)	Increase
	19,699,835	Transaction price**	N/A	$169.64	Increase
Total Common Stocks	41,070,047
Preferred Stocks	8,286,383	Calculation of enterprise value using:
		Discounted cash flows	Yield (Discount rate of cash flows)	10%	Decrease
		Market comparable companies	EBITDA multiple	7.0x - 15.8x	Increase
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	$51,183,422

*   Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2021	$14,070,772	$3,526,694	$17,597,466
Purchases	—	65,216	65,216
Sales	(655,789)	(942,897)	(1,598,686)
Accrued discounts (premiums)	—	1,017	1,017
Realized gains (losses)	56	14,761	14,817
Change in unrealized appreciation/ depreciation	(844,153)	(15,778)	(859,931)
Transfers into Level 3	—	—	—
Balance at December 31, 2021	$12,570,886	$2,649,013	$15,219,899
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2021	$(844,153)	$—	$(844,153)

	High Yield
	Common Stocks	Preferred Stocks	Term Loans	Total
Balance at June 30, 2021	$54,403,842	$8,976,915	$8,632,515	$72,013,272
Purchases	—	—	505,686	505,686
Sales	(10,813,948)	—	(7,311,210)	(18,125,158)
Accrued discounts (premiums)	—	—	7,888	7,888
Realized gains (losses)	(4,356,729)	—	114,458	(4,242,271)
Change in unrealized appreciation/ depreciation	1,836,882	(690,532)	(122,345)	1,024,005
Transfers into Level 3	—	—	—	—
Balance at December 31, 2021	$41,070,047	$8,286,383	$1,826,992	$51,183,422
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2021	$(2,519,893)	$(690,532)	$—	$(3,210,425)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the six months ended December 31, 2021.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2021:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$82,730

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2021:

Realized Gains (Losses) on Derivatives

Value Opportunities
Foreign Exchange Contracts:
Futures Contracts	$872,966

Change in Unrealized Appreciation/Depreciation on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$(163,770	)*
Foreign Exchange Contracts:
Futures Contracts	(403,023)

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2021:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	115
Average Notional Amount — Purchased Put Options	$9,629,180
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	103
Average Notional Amount — Futures Contracts	$8,798,969

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2021:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Small Cap Value	$622,261	$—	$(622,261)	$—
Small Cap Diversified Value	3,637,849	—	(3,637,849)	—
Value Opportunities	80,703	—	(80,703)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets during the six months ended December 31, 2021.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.30%	1.40%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.05%	2.15%	1.80%	1.95%	1.95%	n/a	2.15%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

The following rates were effective prior to August 27, 2021:

	Mid-Cap Value	Small Cap Value	Value Opportunities
Annual cap on expenses — Class I	1.15%	1.25%	1.25%
Annual cap on expenses — Class A	1.40%	1.50%	1.50%
Annual cap on expenses — Class C	2.15%	2.25%	2.25%
Annual cap on expenses — Class Z	1.15%	1.25%	1.25%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2021, the Funds' did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2021 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$6,593,289	$75,095,353	$39,403,944	$77,985,847	$183,220,130	$5,545,247	$265,516	$248,532	$155,456,122	$256,464,626
Sales	16,116,309	47,706,076	64,132,308	129,426,619	143,619,591	6,238,039	285,843	314,382	174,403,066	278,626,954

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2021.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2021:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$88,400,493	$363,310,149	$366,881,385	$456,686,627	$323,630,576	$28,847,011	$2,085,773	$5,557,107	$463,306,558	$1,136,116,233
Gross unrealized appreciation	28,949,457	138,002,281	124,443,306	173,490,261	120,338,911	9,243,633	596,972	1,259,947	124,411,736	57,157,032
Gross unrealized depreciation	(11,990,921)	(39,422,405)	(52,699,485)	(82,919,651)	(13,118,892)	(1,455,445)	(117,616)	(199,624)	(48,049,395)	(98,268,548)
Net unrealized appreciation/ depreciation	16,958,536	98,579,876	71,743,821	90,570,610	107,220,019	7,788,188	479,356	1,060,323	76,362,341	(41,111,516)
Distributable ordinary income (as of 6/30/21)*	993,673	1,949,236	5,476,789	1,532,644	6,026,674	252,787	37,541	1,085,118	6,213,371	598,310
Distributable long-term gains (as of 6/30/21)	—	—	—	—	1,307,324	—	—	241	24,056,422	—
Total distributable earnings	993,673	1,949,236	5,476,789	1,532,644	7,333,998	252,787	37,541	1,085,359	30,269,793	598,310
Other accumulated losses	(34,011,974)	(8,621,409)	(324,929,890)	(36,771,974)	(262,154)	(1,914,073)	(121,027)	—	—	(319,462,115)
Total accumulated gains (losses)	$(16,059,765)	$91,907,703	$(247,709,280)	$55,331,280	$114,291,863	$6,126,902	$395,870	$2,145,682	$106,632,134	$(359,975,321)

* Includes distributable short-term gains of $4,004,804 for the Small Cap Diversified Value Fund and $976,161 for the International Small Cap Diversified Value Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2021, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2021, the Small Cap Diversified Value Fund held securities with $24,171 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2021 and 2020, capital loss carryovers as of June 30, 2021, and any tax basis late year losses as of June 30, 2021, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2021						June 30, 2020
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,525,761	$—	$5,996	$34,005,978	$2,459,799	$—	$1,715,852	$—
Large Cap Value	6,504,911	—	—	8,621,409	11,998,948	—	7,868,043	—
Mid-Cap Value	7,928,177	—	91,972,164	233,016,965	40,324,582	—	14,838,215	—
Small Cap Value	3,718,542	—	17,981,960	18,789,683	—	—	10,643,165	22,636,076
Small Cap Diversified Value	2,388,699	—	—	—	5,151,038	—	1,103,840	—
Global Value	447,072	—	533,389	1,380,684	2,330,057	—	867,014	158,491
International Value	30,073	—	—	121,027	110,710	—	52,275	31,599
International Small Cap Diversified Value	120,245	—	—	—	—	—	—	—
Value Opportunities	10,585,396	—	—	—	64,832,466	—	13,802,647	3,538,096
High Yield[3]	65,565,649	—	922,717	317,755,556	—	—	128,474,656	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  The Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization with the Hotchkis & Wiley Capital Income Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Section 382.

As of and during the year ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties. The tax years ended June 30, 2018 through June 30, 2021 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2021
Diversified Value Fund
Class I	46,970	$1,190,864	24,442	$623,755	(285,010)	$(7,247,153)	(213,598)	$(5,432,534)
Class A	39,985	1,034,353	5,112	131,077	(312,791)	(7,819,201)	(267,694)	(6,653,771)
Class C	5,513	144,300	64	1,638	(4,060)	(101,904)	1,517	44,034
Total net increase (decrease)	92,468	2,369,517	29,618	756,470	(601,861)	(15,168,258)	(479,775)	(12,042,271)
Large Cap Value Fund
Class I	521,535	22,746,128	49,099	2,147,118	(951,921)	(41,731,572)	(381,287)	(16,838,326)
Class A	1,564,177	67,138,690	10,107	439,639	(236,904)	(10,174,258)	1,337,380	57,404,071
Class C	6,998	305,010	—	—	(30,266)	(1,289,826)	(23,268)	(984,816)
Class Z	35,704	1,560,904	2,767	120,928	(57,193)	(2,467,834)	(18,722)	(786,002)
Total net increase (decrease)	2,128,414	91,750,732	61,973	2,707,685	(1,276,284)	(55,663,490)	914,103	38,794,927
Mid-Cap Value Fund
Class I	462,404	19,412,401	77,469	3,353,653	(1,361,793)	(56,398,338)	(821,920)	(33,632,284)
Class A	295,839	12,358,425	17,729	754,899	(356,861)	(14,729,097)	(43,293)	(1,615,773)
Class C	8,037	285,719	40	1,464	(93,521)	(3,316,252)	(85,444)	(3,029,069)
Class Z	215,617	8,646,020	9,380	405,864	(63,397)	(2,666,772)	161,600	6,385,112
Total net increase (decrease)	981,897	40,702,565	104,618	4,515,880	(1,875,572)	(77,110,459)	(789,057)	(31,892,014)
Small Cap Value Fund
Class I	545,917	38,117,460	8,058	575,021	(1,285,861)	(88,393,791)	(731,886)	(49,701,310)
Class A	42,016	2,952,966	760	54,041	(76,577)	(5,376,791)	(33,801)	(2,369,784)
Class C	971	55,718	—	—	(14,607)	(811,522)	(13,636)	(755,804)
Class Z	6,390	440,995	707	50,430	(30,906)	(2,207,608)	(23,809)	(1,716,183)
Total net increase (decrease)	595,294	41,567,139	9,525	679,492	(1,407,951)	(96,789,712)	(803,132)	(54,543,081)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2021
Small Cap Diversified Value Fund
Class I	4,991,897	$69,308,854	2,143,429	$29,000,600	(2,248,473)	$(31,233,625)	4,886,853	$67,075,829
Class A	636,908	9,036,081	34,120	458,912	(725,662)	(10,088,343)	(54,634)	(593,350)
Class Z	2,112	29,928	5,617	75,948	(6,258)	(83,833)	1,471	22,043
Total net increase (decrease)	5,630,917	78,374,863	2,183,166	29,535,460	(2,980,393)	(41,405,801)	4,833,690	66,504,522
Global Value Fund
Class I	80,769	1,183,845	16,806	245,531	(171,595)	(2,493,074)	(74,020)	(1,063,698)
Class A	10,976	165,424	474	6,929	(11,160)	(161,600)	290	10,753
Total net increase (decrease)	91,745	1,349,269	17,280	252,460	(182,755)	(2,654,674)	(73,730)	(1,052,945)
International Value Fund
Class I	—	—	3,302	37,541	—	—	3,302	37,541
Total net increase	—	—	3,302	37,541	—	—	3,302	37,541
International Small Cap Diversified Value Fund
Class I	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Total net increase	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Value Opportunities Fund
Class I	1,563,714	58,283,723	780,362	27,125,388	(1,804,697)	(66,939,282)	539,379	18,469,829
Class A	611,967	23,467,761	230,848	8,035,833	(259,993)	(9,757,154)	582,822	21,746,440
Class C	31,999	1,066,477	85,298	2,702,238	(116,006)	(4,060,789)	1,291	(292,074)
Class Z	37,806	1,501,070	168,511	5,855,755	(334)	(12,982)	205,983	7,343,843
Total net increase (decrease)	2,245,486	84,319,031	1,265,019	43,719,214	(2,181,030)	(80,770,207)	1,329,475	47,268,038
High Yield Fund
Class I	10,254,633	118,115,092	1,397,233	16,064,351	(8,965,577)	(103,211,810)	2,686,289	30,967,633
Class A	733,357	8,360,251	60,578	690,357	(936,672)	(10,667,185)	(142,737)	(1,616,577)
Class C	2,432	27,907	1,880	21,605	(36,689)	(421,698)	(32,377)	(372,186)
Class Z	764,046	8,798,539	222,240	2,555,063	(5,819,928)	(67,068,084)[1]	(4,833,642)	(55,714,482)
Total net increase (decrease)	11,754,468	135,301,789	1,681,931	19,331,376	(15,758,866)	(181,368,777)	(2,322,467)	(26,735,612)
Year Ended June 30, 2021
Diversified Value Fund
Class I	388,515	$9,134,799	47,787	$945,231	(919,488)	$(18,376,345)	(483,186)	$(8,296,315)
Class A	309,619	7,601,562	10,034	199,372	(209,895)	(4,296,478)	109,758	3,504,456
Class C	4,993	113,057	395	7,851	(30,013)	(617,450)	(24,625)	(496,542)
Total net increase (decrease)	703,127	16,849,418	58,216	1,152,454	(1,159,396)	(23,290,273)	(398,053)	(5,288,401)
Large Cap Value Fund
Class I	1,630,439	58,814,186	108,040	3,746,815	(4,570,468)	(153,030,901)	(2,831,989)	(90,469,900)
Class A	547,262	17,191,830	26,192	904,152	(1,365,291)	(46,254,599)	(791,837)	(28,158,617)
Class C	30,782	1,239,736	429	14,725	(220,060)	(6,389,890)	(188,849)	(5,135,429)
Class Z	145,638	5,398,783	4,508	156,287	(109,767)	(3,637,239)	40,379	1,917,831
Total net increase (decrease)	2,354,121	82,644,535	139,169	4,821,979	(6,265,586)	(209,312,629)	(3,772,296)	(121,846,115)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2021
Mid-Cap Value Fund
Class I	2,034,241	$74,003,540	150,488	$4,765,946	(4,130,991)	$(126,048,480)	(1,946,262)	$(47,278,994)
Class A	512,685	18,014,959	34,687	1,081,182	(961,777)	(30,369,369)	(414,405)	(11,273,228)
Class C	41,054	1,310,259	5,405	145,947	(258,433)	(6,510,643)	(211,974)	(5,054,437)
Class Z	188,321	5,245,488	13,604	430,698	(377,921)	(11,518,930)	(175,996)	(5,842,744)
Total net increase (decrease)	2,776,301	98,574,246	204,184	6,423,773	(5,729,122)	(174,447,422)	(2,748,637)	(69,449,403)
Small Cap Value Fund
Class I	2,213,459	122,660,692	24,995	1,324,472	(3,534,703)	(185,550,995)	(1,296,249)	(61,565,831)
Class A	115,015	5,964,674	2,421	127,797	(288,290)	(15,111,244)	(170,854)	(9,018,773)
Class C	4,424	205,247	121	5,147	(83,097)	(3,308,200)	(78,552)	(3,097,806)
Class Z	51,443	2,367,616	1,634	86,524	(74,867)	(3,718,701)	(21,790)	(1,264,561)
Total net increase (decrease)	2,384,341	131,198,229	29,171	1,543,940	(3,980,957)	(207,689,140)	(1,567,445)	(74,946,971)
Small Cap Diversified Value Fund
Class I	17,925,513	207,063,514	215,613	2,313,526	(5,783,195)	(68,151,190)	12,357,931	141,225,850
Class A	1,276,079	16,656,640	1,757	18,763	(850,723)	(10,840,534)	427,113	5,834,869
Class Z	82,187	796,426	632	6,779	(3,048)	(37,947)	79,771	765,258
Total net increase (decrease)	19,283,779	224,516,580	218,002	2,339,068	(6,636,966)	(79,029,671)	12,864,815	147,825,977
Global Value Fund
Class I	115,647	1,428,513	35,157	415,199	(461,494)	(4,924,372)	(310,690)	(3,080,660)
Class A	99,368	1,276,822	230	2,722	(15,454)	(213,257)	84,144	1,066,287
Total net increase (decrease)	215,015	2,705,335	35,387	417,921	(476,948)	(5,137,629)	(226,546)	(2,014,373)
International Value Fund
Class I	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
Total net increase (decrease)	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
International Small Cap Diversified Value Fund
Class I	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Total net increase	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Value Opportunities Fund
Class I	4,392,877	136,803,581	137,703	4,054,081	(11,859,433)	(304,077,970)	(7,328,853)	(163,220,308)
Class A	553,432	16,561,166	44,459	1,311,078	(1,558,031)	(47,688,345)	(960,140)	(29,816,101)
Class C	68,900	2,124,274	18,303	496,749	(589,010)	(15,299,430)	(501,807)	(12,678,407)
Class Z	482,089	11,850,275	31,409	924,361	(57,415)	(1,889,718)	456,083	10,884,918
Total net increase (decrease)	5,497,298	167,339,296	231,874	6,786,269	(14,063,889)	(368,955,463)	(8,334,717)	(194,829,898)
High Yield Fund
Class I	26,682,118	295,880,004	3,585,419	39,484,060	(51,926,052)	(568,277,147)	(21,658,515)	(232,913,083)
Class A	1,308,362	14,322,042	151,389	1,652,147	(2,343,278)	(25,304,609)	(883,527)	(9,330,420)
Class C	20,286	221,602	7,151	78,592	(128,763)	(1,418,010)	(101,326)	(1,117,816)
Class Z	4,297,840	47,212,468	994,609	10,912,278	(38,336,219)	(418,337,701)[2]	(33,043,770)	(360,212,955)
Total net increase (decrease)	32,308,606	357,636,116	4,738,568	52,127,077	(92,734,312)	(1,013,337,467)	(55,687,138)	(603,574,274)

1  Includes an in-kind redemption which resulted in a realized gain of $909,500.

2  Includes in-kind redemptions which resulted in a realized loss of $(11,634,796).

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2021, is set forth below:

Small Cap Value Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2021	Dividends	Shares Held at December 31, 2021
Hudson Global, Inc.	$3,375,577	$—	$(682,486)	$(3,932,098)	$6,125,726	$4,886,719	$—	169,560
Noranda Aluminum Holding Corp.	40,015	—	—	—	(39,935)	80	—	800,300
	$3,415,592	$—	$(682,486)	$(3,932,098)	$6,085,791	$4,886,799	$—

Value Opportunities Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2021	Dividends	Shares Held at December 31, 2021
Iracore Investments Holdings, Inc.	$12,061,957	$—	$—	$—	$(685,726)	$11,376,231	$—	32,422
	$12,061,957	$—	$—	$—	$(685,726)	$11,376,231	$—

High Yield Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2021	Dividends	Shares Held at December 31, 2021
American Zinc Recycling Corp.	$33,125,311	$—	$(10,813,948)	$46	$(2,611,574)	$19,699,835	$—	116,127
Iracore Investments Holdings, Inc.	8,318,963	—	—	—	(472,935)	7,846,028	—	22,361
Lonestar Resources US, Inc.+	5,554,537	—	(1,127,165)	—	(4,427,372)	—	—	—
PetroQuest Energy, Inc.	0	—	—	—	—	0	—	8,969,064
RA Parent, Inc.	12,802,524	—	—	—	564,616	13,367,140	—	291
	$59,801,335	$—	$(11,941,113)	$46	$(6,947,265)	$40,913,003	$—

+ Issuer was not an affiliate as of December 31, 2021.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2021, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2021, the High Yield Fund had an outstanding unfunded loan commitment of $622,645.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The United Kingdom's Financial Conduct Authority ("FCA") has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. There is the risk that the transition away from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invest are not known. Alternative reference rates, such as the Secured Overnight Financing Rate ("SOFR"), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR, have been implemented for some instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Funds.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and changed consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could further adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements. In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the six months ended December 31, 2021.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2021.

For the year ended June 30, 2021, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 80.50%, Global Value Fund — 76.29%, International Value Fund — 2.30%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 76.42%, High Yield Fund — 0.00%.

For the year ended June 30, 2021, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 82.89%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 13.88%, Value Opportunities Fund — 96.49%, High Yield Fund — 0.00%. Shareholders should consult their tax advisors.

For the year ended June 30, 2021, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $65,714 and $184,037, respectively, and paid foreign taxes of $4,299 and $21,129, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2021, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 1.14%, Small Cap Value Fund — 1.07%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 1.06%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 28.93%, High Yield Fund — 91.72%.

For the year ended June 30, 2021, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 71.80%, Value Opportunities Fund — 0.00%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2021 – December 31, 2021).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,043.80	$4.12	$1,000.00	$1,021.17	$4.08	0.80%
Class A	1,000.00	1,042.50	5.41	1,000.00	1,019.91	5.35	1.05
Class C	1,000.00	1,038.70	9.25	1,000.00	1,016.13	9.15	1.80
Large Cap Value Fund
Class I	1,000.00	1,034.10	4.87	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,032.70	5.99	1,000.00	1,019.31	5.96	1.17
Class C	1,000.00	1,029.10	9.67	1,000.00	1,015.68	9.60	1.89
Class Z	1,000.00	1,034.70	4.26	1,000.00	1,021.02	4.23	0.83
Mid-Cap Value Fund
Class I	1,000.00	1,062.00	5.25	1,000.00	1,020.11	5.14	1.01
Class A	1,000.00	1,061.20	6.29	1,000.00	1,019.11	6.16	1.21
Class C	1,000.00	1,057.10	10.16	1,000.00	1,015.32	9.96	1.96
Class Z	1,000.00	1,062.50	4.57	1,000.00	1,020.77	4.48	0.88
Small Cap Value Fund
Class I	1,000.00	1,055.40	5.54	1,000.00	1,019.81	5.45	1.07
Class A	1,000.00	1,054.60	6.32	1,000.00	1,019.06	6.21	1.22
Class C	1,000.00	1,050.80	10.03	1,000.00	1,015.43	9.86	1.94
Class Z	1,000.00	1,056.50	4.51	1,000.00	1,020.82	4.43	0.87
Small Cap Diversified Value Fund
Class I	1,000.00	1,044.40	4.12	1,000.00	1,021.17	4.08	0.80
Class A	1,000.00	1,042.60	5.41	1,000.00	1,019.91	5.35	1.05
Class Z	1,000.00	1,044.00	3.86	1,000.00	1,021.42	3.82	0.75
Global Value Fund
Class I	1,000.00	1,043.90	4.89	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,042.90	6.18	1,000.00	1,019.16	6.11	1.20

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21 - 12/31/21	Annualized Expense Ratio
International Value Fund
Class I	$1,000.00	$1,021.20	$4.84	$1,000.00	$1,020.42	$4.84	0.95
International Small Cap Diversified Value Fund
Class I	1,000.00	1,010.50	5.02	1,000.00	1,020.21	5.04	0.99
Value Opportunities Fund
Class I	1,000.00	1,069.40	4.90	1,000.00	1,020.47	4.79	0.94
Class A	1,000.00	1,068.30	6.26	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,064.40	9.89	1,000.00	1,015.63	9.65	1.90
Class Z	1,000.00	1,069.90	4.49	1,000.00	1,020.87	4.38	0.86
High Yield Fund
Class I	1,000.00	1,017.40	3.56	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	1,016.10	4.73	1,000.00	1,020.52	4.74	0.93
Class C	1,000.00	1,012.20	8.62	1,000.00	1,016.64	8.64	1.70
Class Z	1,000.00	1,017.80	3.05	1,000.00	1,022.18	3.06	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1221-0222

DECEMBER 31, 2021

SEMI-ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President/Principal Executive Officer

Date	2/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President/Principal Executive Officer

Date	2/24/2022

By (Signature and Title)	/s/ James Menvielle

James Menvielle, Treasurer/Principal Financial Officer

Date	2/24/2022

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